As filed with the Securities and Exchange Commission on July 8, 2013
1940 Act File No. 811-22863
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-2
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No.	[ ]
PARTNERS GROUP PRIVATE CREDIT
(MASTER FUND)
(Exact Name of Registrant as Specified in Charter)
c/o Partners Group (USA) Inc.
1114 Avenue of the Americas, 37th Floor
New York, NY 10036
 (Address of Principal Executive Offices)
(212) 763-4700
(Registrant’s Telephone Number)
Brooks Lindberg
1114 Avenue of the Americas, 37th Floor
New York, NY 10036
 (Name and Address of Agent for Service)

Copy to:
Joshua B. Deringer, Esq. Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996 215-988-2700

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

Partners Group Private Credit (Master Fund)

Partners Group Private Credit (Master Fund) (the “Fund”), a Maryland statutory trust, is a newly organized, externally managed, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund intends to elect to be treated for U.S. federal income tax purposes, and to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment objective will be to generate attractive risk-adjusted returns and current income by investing in a diversified portfolio of predominantly credit-related opportunities, including but not limited to, senior secured loans, second lien secured loans and subordinated debt, generally issued by privately owned companies. The Fund’s investments are expected to consist of investments in the debt of portfolio companies which may be accompanied by equity participation such as warrants, options and other equity-related instruments. The Fund cannot guarantee that its investment objective will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful. Investing in the Fund involves a high degree of risk. See “RISK FACTORS” and “LIMITATIONS OF RISK DISCLOSURE” beginning on page 20.
This confidential private placement memorandum (the “Memorandum”) applies to the offering of shares of beneficial interest (“Shares”) of the Fund. The purchase price of Shares sold on the Initial Closing will be $10 per Share and thereafter the Shares will generally be offered at the net asset value per Share as of the first day of each calendar month.   No person who is admitted as a shareholder of the Fund (a “Shareholder”) will have the right to require the Fund to redeem its Shares. This Memorandum is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted. Investments in the Fund may be made only by “Eligible Investors” as defined herein. See “ELIGIBLE INVESTORS.”
Shares are speculative and illiquid securities involving substantial risk of loss. Shares are not intended to be listed on any securities exchange and it is not anticipated that a secondary market for Shares will develop. Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Agreement and Declaration of Trust (“Declaration of Trust”). Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option nor will they be exchangeable for Shares or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. Accordingly, you should consider that you may not have access to the funds you invest for an indefinite period of time. Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.
This Memorandum concisely provides information that you should know about the Fund before investing. You are advised to read this Memorandum carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated July 8, 2013, has been filed with the Securities and Exchange Commission (“SEC”). You can request a copy of the SAI and annual and semi-annual reports of the Fund, when available, without charge by writing to the Fund, c/o Partners Group (USA) Inc., 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, or by calling the Fund at [●]. The SAI is incorporated by reference into this Memorandum in its entirety. The table of contents of the SAI appears on page 63 of this Memorandum. You can obtain the SAI, and other information about the Fund, on the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.
Neither the SEC nor any state securities commission has determined whether this Memorandum is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense. This is a private offering made only pursuant to the exemptions provided by Rule 506 under Section 4(2) of the Securities Act of 1933, as amended (“the “Securities Act”). An investment in the Fund’s Shares is NOT a bank deposit and is NOT insured by the Federal Deposit Insurance Company or any other government agency.
You should not construe the contents of this Memorandum as legal, tax or financial advice. You should consult with your own professional advisors as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.
You should rely only on the information contained in this Memorandum and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Memorandum is accurate as of any date other than the date shown below.
The date of this Memorandum is July 8, 2013

TABLE OF CONTENTS
Page
SUMMARY	1
SUMMARY OF FUND EXPENSES	8
CERTAIN QUESTIONS AND ANSWERS	10
ESTIMATED USE OF PROCEEDS	13
INVESTMENT OBJECTIVE AND STRATEGIES	13
PRIVATE CREDIT MARKET OVERVIEW	15
INVESTMENT PROCESS OVERVIEW	18
DUE DILIGENCE AND SELECTION OF INVESTMENTS	18
INVESTMENT POLICIES	19
GENERAL RISKS	20
BUSINESS AND STRUCTURE RELATED RISKS	24
ADVISER-RELATED RISKS	26
RIC RELATED RISKS	28
INVESTMENT RELATED RISKS	30
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	37
LIMITS OF RISKS DISCLOSURE	38
MANAGEMENT OF THE FUND	38
INVESTMENT MANAGEMENT FEE	40
PLATFORM MANAGER	41
PLACEMENT AGENT	41
ADMINISTRATION	42
CUSTODIAN	43
FUND EXPENSES	43
VOTING	44
CONFLICTS OF INTEREST	44
DISTRIBUTIONS	45
DIVIDEND REINVESTMENT PLAN	46
REPURCHASES OF SHARES	47
TRANSFERS OF SHARES	51
CALCULATION OF NET ASSET VALUE; VALUATION	51
U.S. FEDERAL INCOME TAX CONSIDERATIONS	53
ELIGIBLE INVESTORS	59
PURCHASING SHARES	60
ADDITIONAL INFORMATION	60
REPORTS TO SHAREHOLDERS	61
FISCAL YEAR	61
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	61
INQUIRIES	62
TABLE OF CONTENTS OF SAI	63
APPENDIX A – AGREEMENT AND DECLARATION OF TRUST	A-1

SUMMARY
This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Memorandum, the SAI, and the Declaration of Trust.
The Fund
The Fund, a Maryland statutory trust, is a newly organized, externally managed, non-diversified, closed-end management investment company. The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Investment Objective and Strategies
The Fund’s investment objective will be to seek attractive risk-adjusted returns and current income and, to a lesser extent, long-term capital appreciation by investing in a diversified portfolio of predominantly credit-related opportunities, including but not limited to, senior secured loans, second lien secured loans and subordinated debt, generally issued by privately owned companies.

The Fund’s investments (the “Fund Investments”) are expected to consist primarily of (i) investments in the debt of various companies, ventures and businesses (“Portfolio Companies”), (ii) equity participation in such Portfolio Companies through various instruments such as warrants, options, common or preferred stock and other forms of equity participation and (iii) other opportunistic investments.

The Adviser (as defined below) intends to manage the Fund’s portfolio with a view towards generating current income, managing liquidity and maintaining a high investment level. Accordingly, the Adviser may make investments based, in part, on anticipated future payments from investments. The Adviser also intends to take other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by Shareholders and any distributions made to Shareholders. See “INVESTMENT PROCESS OVERVIEW—Portfolio Planning.”

The Adviser intends to use a range of techniques to reduce the risk associated with the Fund’s investment strategy. These techniques may include, without limitation:

•     Diversifying investments across geographies, industries, sectors, capital structures, vintage years and maturity dates;

•     Actively managing cash and liquid assets; and

•     Establishing a credit line to provide liquidity for investments, to satisfy tender requests and to satisfy the requirements of the Investment Company Act.

The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by Shareholders, the Adviser may sell certain of the Fund’s assets on the Fund’s behalf.

To the extent permitted by the Investment Company Act, the Fund may borrow for investment purposes. There can be no assurance that the investment objective of the Fund will be achieved.
Borrowing
To facilitate its investment objective and strategy and to seek to enhance its returns, the Fund may employ leverage as market conditions permit and at the discretion of the Adviser. In no event will the Fund borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. In furtherance of its use of leverage, the Fund may establish a wholly-owned special purpose financing subsidiary (the “SPFS”) for the purpose of borrowing for the benefit of the Fund.

Risk Factors
An investment in the Fund involves substantial risks and special considerations. A discussion of the risks associated with an investment in the Fund can be found under “GENERAL RISKS,” “BUSINESS AND STRUCTURE RELATED RISKS”, “ADVISER RELATED RISKS”, “RIC RELATED RISKS”, “INVESTMENT RELATED RISKS” and “LIMITATIONS OF RISK DISCLOSURE.”

Management
The Fund’s Board of Trustees (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. See “MANAGEMENT OF THE FUND—The Board of Trustees.”  To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of such board, or the Adviser.

The Adviser
Pursuant to an investment management agreement (the “Investment Management Agreement”), Partners Group (USA) Inc., an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), will serve as the Fund’s investment adviser (the “Adviser”).

Fund Administration
The Fund has retained [●] (the “Administrator”) to provide it with certain administrative services. The Fund will compensate the Administrator for these services and will reimburse the Administrator for certain of its out-of-pocket expenses. See “—Fees and Expenses” below.

The Platform Manager
The Fund has retained [●] (the “Platform Manager”) to provide it with certain additional administrative and related services. The Fund compensates the Platform Manager for these services. See “—Fees and Expenses” below.

Fees and Expenses
The Fund bears its own operating expenses (including, without limitation, its offering expenses). A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Management Fee. The Fund pays an investment management fee (the “Investment Management Fee”) to the Adviser in consideration of the advisory and other services provided by the Adviser to the Fund. The Fund will pay the Adviser a monthly Investment Management Fee equal to [●]% on an annualized basis of the average gross assets. For purposes of determining the Investment Management Fee payable to the Adviser for any month, average gross assets will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. See “INVESTMENT MANAGEMENT FEE.”

Incentive Fee. The Fund will pay the Adviser an incentive fee (the “Incentive Fee”) comprising of two components:  (i) at the end of each calendar quarter, an amount equal to [●]% of the Fund’s realized “pre-incentive fee net investment income” for the immediately preceding quarter is payable to the Adviser; and (ii) at the end of each calendar year, an amount equal to [●]% of the Fund’s realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fee on capital gains, is payable to the Adviser. “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Investment Management Fee, expenses payable to the Administrator, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee and any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation).

Administration Fee. The Fund will pay the Administrator a monthly administration fee of [$●, or $●] on an annualized basis (the “Fund Administration Fee”). In addition, the Fund will pay the Administrator a quarterly administration fee of up to [●%] on an annualized basis of the net assets of the Fund (prior to reduction for any Investment Management Fee or Incentive Fee) (the “Fund Net Asset Administration Fee”, and together with the Fund Administration Fee, the “Administration Fees”). The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services. See “ADMINISTRATION.”

Platform Management Fee.  The Fund will pay the Platform Manager a monthly fee (the “Platform Management Fee”) of up to [●%] on an annualized basis of Fund’s net assets as of each month-end, subject to an annual maximum of [$●]. See “PLATFORM MANAGER.”

The Fund’s expenses incurred and to be incurred in connection with the initial offering of shares of the Fund (the “Initial Fund Closing”) will be amortized over the twelve month period beginning on the date of the Initial Fund Closing. See “FUND EXPENSES.”

Eligible Investors
Each prospective investor in the Fund will be required to certify that it is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act and an “accredited investor” within the meaning of Rule 501 under the Securities Act. The criteria for qualifying as a “qualified client” and “accredited investor” are set forth in the subscription documents that must be completed by each prospective investor.

Purchasing Shares
The minimum initial investment in the Fund by any investor is $1,000,000 and the minimum additional investment in the Fund by any investor is $100,000, except for additional purchases pursuant to the dividend reinvestment plan (the “DRIP”). However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have interests aggregated to meet these minimums, so long as denominations are not less than $50,000 and incremental contributions to those interests are not less than $10,000.

Shares will generally be offered for purchase as of the first day of each calendar month, provided that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Subscriptions may be subject to a placement fee of up to [●]% of the subscription amount.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an escrow account with [●], the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such escrow account will be paid to the Fund and allocated pro-rata among shareholders in the Fund.

A prospective investor must submit a completed subscription document on or prior to the acceptance date set by the Fund and notified to prospective investors. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Additional information regarding the subscription process is set forth under “PURCHASING SHARES.”

The Initial Closing
The Initial Closing is expected to occur on or about [●]. The purchase price of Shares sold on the Initial Closing will be $10 per Share and thereafter the purchase price will be based on the net asset value per Share as of the date such Shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.

Distributions
Subject to the Board’s discretion and applicable legal restrictions, it is expected that the Fund will authorize and declare cash distributions on a monthly basis and pay such distributions to Shareholders on a quarterly basis beginning no later than the first calendar quarter after the one-year anniversary of the Fund’s commencement of operations. Nevertheless, the Board may cause the payment of special interim distributions in cash or in-kind to the Shareholders at the sole discretion of the Board. Because the Fund intends to qualify annually as a RIC, the Fund intends to distribute at least 90% of its annual taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders. See “—Taxes” below.

Dividend Reinvestment Plan
The Fund intends to adopt an “opt in” dividend reinvestment plan (the “DRIP”). Any investor who purchases Shares may elect to participate in the DRIP by making a written election to participate in the DRIP on the investor’s subscription agreement. An electing investor’s distribution amount will purchase Shares at the net asset value per Share of the Fund. Investors that wish to receive their distributions in cash will not be required to take any action.

Repurchases of Shares
No Shareholder will have the right to require the Fund to redeem its Shares. However, the Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders.

The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets quarterly on or about [●] (or such earlier or later date as the Board may determine), and quarterly thereafter, on or about each January 1, April 1, July 1 and October 1.

The Fund will make repurchase offers, if any, to all holders of Shares.

Subject to the conditions described above, any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. Therefore, the Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the amount tendered by each Shareholder.

In determining whether the Fund should offer to repurchase Shares from shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing net asset value. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares. See “REPURCHASES OF SHARES.”

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of Shares equal to $100,000. Such minimum account balance requirement may be waived by the Fund, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required account balance is maintained.

A [●]% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of such Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in - first out” basis. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. See “REPURCHASES OF SHARES.”

Transfer Restrictions
No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only:  (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “ELIGIBLE INVESTORS.” Such notice of a proposed transfer of Shares must also be accompanied by a properly completed investor application in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Fund generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $100,000. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. See “TRANSFERS OF SHARES.”

The Fund does not currently intend to list Shares on an exchange. As a result, Shareholders should look to the Fund’s repurchase offer as their sole means of liquidating their investment, which may be limited as described above. Additional information regarding Share repurchases is set forth under “REPURCHASE OF SHARES.”  Accordingly, you should consider that you may not have access to the funds you invest for an indefinite period of time.

Taxes
The Fund expects to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. It is anticipated that the Fund will principally recognize ordinary interest income each year and therefore dividends paid to Shareholders in respect of such income generally will be taxable to you at ordinary U.S. federal income tax income rates, and not at the reduced rates of U.S. federal income tax that are applicable to “qualified dividends” and long-term capital gains.

For a discussion of certain tax risks and considerations relating to an investment in the Fund see “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.”

Prospective investors should consult their own tax advisers with respect to the specific U.S. federal, state, local, and non-U.S. tax consequences of the purchase, ownership and disposal of Shares, including applicable tax reporting obligations.

Tax Reports
The Fund will distribute to its investors, after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such investor’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund’s investors even if they are reinvested in additional Shares pursuant to the DRIP.

Other Reports
Shareholders will receive an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be sent reports regarding the Fund’s operations each quarter. See “REPORTS TO SHAREHOLDERS.”

Fiscal and Tax Year	The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on November 30.
Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

SUMMARY OF FUND EXPENSES
The following table illustrates the expenses and fees that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.
SHAREHOLDER TRANSACTION EXPENSES
Maximum Placement Fee (as a percentage of subscription amount) (1)	[●]%
Maximum Early Repurchase Fee (as a percentage of repurchased amount) (2)	[●]%
ANNUAL EXPENSES (as a percentage of net assets attributable to Shares)
Investment Management Fee (3)	[●]%
Incentive Fee (4)	[●]%
Interest payments on borrowed funds (5)	[●]%
Other Expenses	[●]%
Total Annual Expenses (6)	[●]%

(1)	Investors may be charged a placement fee of up to [●]% of the subscription amount. See “PLACEMENT AGENT.”

(2)
A [●]% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in - first out” basis). An early repurchase fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. In addition, under certain circumstances the Board may offer to repurchase Shares at a discount to their prevailing net asset value. See “REPURCHASES OF SHARES.”

(3)
The Investment Management Fee is payable by the Fund. The Investment Management Fee is [●]% on an annualized basis of the average gross assets. Assuming the Fund borrows funds equal to [●]% of its net assets, the Investment Management Fee will represent [●]% on an annualized basis of the average net assets. For purposes of determining the Investment Management Fee payable to the Adviser for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. See “INVESTMENT MANAGEMENT FEE” for additional information. The figure in the table is calculated on the basis of the Fund’s estimated net assets over the following twelve months and illustrates the effect of leverage.

(4)
The Fund will pay the Adviser an Incentive Fee comprising of two components:  (i) at the end of each calendar quarter, an amount equal to [●]% of the Fund’s realized “pre-incentive fee net investment income” for the immediately preceding quarter is payable to the Adviser; and (ii) at the end of each calendar year, an amount equal to [●]% of the Fund’s realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fee on capital gains is payable to the Adviser. “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses payable to the Administrator, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee and any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation). The Fund anticipates that it may have capital gains and interest income that could result in the payment of an Incentive Fee to the Adviser in the following twelve months. However, the Incentive Fee payable to the Adviser is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. As the Fund cannot predict whether the Fund will meet the necessary performance targets, the Fund has assumed that no Incentive Fee will be paid for the purposes of this table. The Fund expects the Incentive Fee paid to increase to the extent the Fund earns greater interest income through its investments in Portfolio Companies and realizes gains upon the sale of investments in its Portfolio Companies.

(5)
The Fund may borrow funds to make investments. To the extent that the Fund determines it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by the Fund and its Shareholders. The figure in the table assumes that the Fund borrows for investment purposes an amount equal to [●]% of its net assets (including such borrowed funds) during such period and that the annual interest rate on the amount borrowed is [●]%.

The Fund’s ability to incur leverage during the following twelve months depends, in large part, on the amount of Shares sold and capital markets conditions.
(6)
The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, the Incentive Fee and any acquired fund fees and expenses) do not exceed [●]% on an annualized basis (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement has an initial two-year term, provided that it may be terminated by the Adviser or the Fund at any time that the Fund would not exceed the Expense Limit without giving effect to any Waiver.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, Platform Manager, escrow agent and custodian. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT FEE,” “PLATFORM MANAGEMENT FEE,” “ADMINISTRATION,” “FUND EXPENSES,” “REPURCHASES OF SHARES,” and “PURCHASING SHARES.”
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Shares.
EXAMPLE
You Would Pay the Following Expenses Based on the Imposition of the 3.50% Placement Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$[●]	$[●]	$[●]	$[●]

The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return required by the SEC to be used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of the Incentive Fee.

CERTAIN QUESTIONS AND ANSWERS
Set forth below are some of the more frequently asked questions and answers relating to the Fund’s structure, the Fund’s management, the Fund’s business and an offering of this type. See “SUMMARY” and the remainder of this Memorandum for more detailed information about the Fund’s structure, the Fund’s business and this offering.
Q:       What is a “RIC”?
A:
A “RIC” is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate level U.S. federal income taxes on any net taxable income that it distributes to its investors. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its investors, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short term capital gains over realized net long-term capital losses. See “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS” for more information regarding RICs.

Q:       Who will choose which investments are made by the Fund?
A:
All investment decisions will be made by the Adviser. The Board, including a majority of persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), oversees and monitors the investment performance of the Fund. Commencing on the second anniversary of the date of the Investment Management Agreement, the Board will annually consider whether to approve the continuation of the Investment Management Agreement.

Q:       What is the experience of the Adviser?
A:
The Adviser is an affiliate of Partners Group AG (“Partners Group”), a global private markets investment manager. The parent company of the Adviser and Partners Group (Partners Group Holding AG, ticker: PGHN) is listed on the SIX Swiss Exchange, with a public market capitalization of approximately 6.35 billion Swiss Francs (approximately 6.69 billion U.S. Dollars) as of April 1, 2013.

As of December 31, 2012, Partners Group and its affiliates managed over 38.5 billion U.S. Dollars in a variety of private market assets, including private credit, private equity, real estate and infrastructure, for a wide variety of institutional investors worldwide. The firm employs a broad team of more than 600 people, representing more than 50 nationalities and speaking more than 30 languages. The team is represented through offices in New York, San Francisco, São Paulo, London, Guernsey, Paris, Luxembourg, Munich, Dubai, Singapore, Beijing, Seoul, Tokyo and Sydney, along with Partners Group’s headquarters in Zug, Switzerland. Through various funds and customized investment programs, Partners Group and its affiliates have invested over 3.1 billion U.S. Dollars in more than 170 private markets credits since 2003. The Adviser believes that the Fund will benefit from the experience and resources available through its affiliation with Partners Group.
Q:       Who can buy Shares of the Fund?
A:
In general, you may buy Shares of the Fund if you are an “accredited investor” within the meaning of Rule 501 under the Securities Act and a “qualified client” within the meaning of Rule 205-3 under the Advisers Act. The criteria for qualifying as an “accredited investor” and “qualified client” are set forth in the subscription documents that must be completed by each prospective investor. Existing Shareholders who request to purchase additional Shares will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to any additional purchase of Shares.

Q:       How do I purchase Shares?
A:
Shares will generally be offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Subscriptions may be subject to a placement fee of up to [●]% of the subscription amount. The Fund reserves the right to reject any subscription in whole or in part. If rejected, all funds (without interest) will be returned to subscribers without deduction for any expenses. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an escrow account with [●], the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such escrow account will be paid to the Fund and allocated pro-rata among shareholders in the Fund.

A prospective investor must submit a completed subscription document on or prior to the acceptance date set by the Fund and notified to prospective investors. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Additional information regarding the subscription process is set forth under “PURCHASING SHARES.”
Q:       Is there any minimum initial investment required?
A:
The minimum initial investment in the Fund by any investor is $50,000 and the minimum additional investment in the Fund by any investor is $10,000, except for additional purchases pursuant to the dividend reinvestment plan (the “DRIP”). However, the Fund, in its sole discretion, may accept investments below these minimums.

Q:       Can I invest through my IRA, SEP, Keogh or after-tax deferred account?
A:
Yes, subject to the suitability standards. The Fund’s sale of Shares to employee benefit plans and IRAs is in no respect a representation or warranty by the Fund, the Adviser, or any of their affiliates, or by any other person associated with the sale of shares, that such investment by employee benefit plans and IRAs meets all relevant legal requirements applicable to employee benefit plans and IRAs generally or to any particular employee benefit plan or IRA, or that such investment is otherwise appropriate for employee benefit plans and IRAs generally or for any particular employee benefit plan or IRA. Trustees or administrators of such entities are urged to review carefully the matters discussed in this Memorandum and to consult with their tax advisers prior to making an investment in the Fund.

Q:       How will the payment of fees and expenses affect my invested capital?
A:
The payment of fees and expenses by the Fund will reduce (i) the funds available to the Fund for investment in Portfolio Companies, (ii) the income generated by the portfolio of the Fund, (iii) the funds available for distribution to Shareholders and (iv) the book value of your Shares.

Q:       Will the distributions I receive be taxable?
A:
Cash distributions by the Fund generally are anticipated to be taxable to U.S. Shareholders as ordinary income, and to a lesser extent, capital gains and qualified dividend income. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. Under current law, to the extent such distributions paid by the Fund to non-corporate Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”), may be eligible for a reduced tax rate. In this regard, it is anticipated that distributions paid by the Fund generally will not be attributable to dividends and, therefore, generally will not qualify for the reduced rate applicable to Qualifying Dividends. Distributions of the Fund’s net capital gains (which is generally its realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains, regardless of the U.S. Shareholder’s holding period for its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such Shareholder’s Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

Q:       When will I receive my tax information (e.g. IRS Form 1099)?
A:
The Fund will distribute to its investors, after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such investor’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gains.

Q:       How will I be provided with Fund performance data?
A:
Shareholders will receive an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be sent reports regarding the Fund’s operations each quarter. See “REPORTS TO SHAREHOLDERS.”

Q:       Are there any restrictions on the transfer of Shares?
A:
Yes. A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “Transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion). See “TRANSFER OF SHARES.”

Q:       Will I be able to sell my Shares on a secondary market?
A:
The Fund does not currently intend to list Shares on an exchange and does not expect a public trading market to develop for them in the foreseeable future. Because of the lack of a trading market for Shares, it is unlikely that Shareholders will be able to sell their Shares. If you are able to sell your Shares, it is likely that you will have to sell them at a significant discount to the purchase price of your Shares.

Q:       How will I otherwise be able to liquidate and dispose of my investment?
A:
No Shareholder will have the right to require the Fund to redeem its Shares. However, the Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets quarterly on or about [●] (or such earlier or later date as the Board may determine), and thereafter quarterly each January 1, April 1, July 1 and October 1. See “REPURCHASE OF SHARES” for a detailed description.

Q:       Whom should I contact with further questions?
A:	If you have more questions about the Fund and Shares or if you would like to request additional copies of this Memorandum or a subscription agreement, you should contact the Fund at:

Partners Group Private Credit (Master Fund)
c/o Partners Group (USA) Inc.
1114 Avenue of the Americas, 37th Floor
New York, NY 10036
1-877-748-7209
Attention: Shareholder Services

ESTIMATED USE OF PROCEEDS
The proceeds from the sale of Shares of the Fund, not including the amount of any placement fees and the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund as soon as practicable after receipt of such proceeds. The Fund expects that such proceeds will be invested in accordance with the Fund’s investment objective and strategies, consistent with market conditions and the availability of suitable investments. Such proceeds will be invested together with any interest earned in the Fund’s escrow account prior to the closing of the applicable offering. See “PURCHASING SHARES—Purchase Terms.”  Delays in investing the Fund’s assets may occur due to a number of market conditions and other factors, including but not limited to the availability of investments that meet the Fund’s investment objectives.
Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its investment objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.
INVESTMENT OBJECTIVE AND STRATEGIES
Investment Objective
The Fund seeks to provide investors with attractive risk-adjusted returns and current income and, to a lesser extent, long-term capital appreciation by investing in a diversified portfolio of predominantly credit-related opportunities, including but not limited to, senior secured loans, second lien secured loans and subordinated debt, generally issued by privately owned companies. The Fund may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from the Fund’s target companies as primary market investments. In addition, a portion of the Fund’s portfolio may be comprised of corporate bonds and other debt securities.
In connection with its credit investments, the Fund may on occasion receive equity interests such as warrants, options, or other equity-related instruments. The Fund may also purchase common or preferred equity interests in target companies, often (but not exclusively) in conjunction with an existing credit investment. Moreover, the Fund may make commitments to select private funds (“Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”), which may facilitate private credit-related investment opportunities. Finally, the Fund may make special situation investments, including but not limited to speciality credit, structured finance, asset-based loans, distressed assets and/or other opportunistic investments.
In furtherance of its investment objective, the Fund seeks to earn superior risk-adjusted returns by systematically overweighting the vehicles, segments and opportunities that the Adviser believes offer the most attractive relative value at a given point in time. The Adviser believes that this investment strategy will capitalize on the diverse, dynamic nature of the private credit market, resulting in a favorable return pattern relative to competitors that may focus solely on a narrow segment of the market.
To seek to enhance the Fund’s returns, the Fund may employ leverage as market conditions permit and at the discretion of the Adviser. In no event will the Fund borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. See “INVESTMENT RELATED RISKS—Leverage” for a discussion of the risks inherent in employing leverage.
Investment Strategies
The principal elements of the Adviser’s investment strategy include (i) allocating the assets of the Fund across various sectors of the private credit market; (ii) sourcing attractive investment opportunities; (iii) selecting investments that are believed to offer superior relative value; and (iv) seeking to manage risk through ongoing monitoring of the portfolio.

•
Asset Allocation. Asset allocation across various market segments is a cornerstone of long-term portfolio performance. The Fund’s portfolio plan will seek to benefit from long-term diversification of investments through exposure to different issuers, industries, geographic markets, security types, vintage years and maturity dates.

•
Access. In many segments of the private credit market, it is not enough to identify promising investments – access is also required. The Fund will seek to provide Shareholders with access to investments that are generally unavailable to the investing public due to resource requirements, regulatory restrictions and high investment minimums.

•
Relative Value Analysis. Changing market conditions can dramatically affect the attractiveness of different segments within the overall private credit market. Based on its ongoing review of market developments, the Adviser will attempt to identify and overweight the segments that it believes offer the most attractive investment opportunities.

•
Risk Management & Portfolio Monitoring. The Adviser seeks to monitor the performance of individual investments by tracking operating information, compliance with financial covenants and other pertinent details.

When identifying potential investments, the Adviser expects to consider the attributes below, among others, which it believes will help in selecting investments that can generate higher total returns with an acceptable level of risk:
•
Leading, Defensible Market Positions.  The Fund intends to consider companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service the Fund’s debt in a range of economic environments. The Fund intends to seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

•
Investing in Stable Companies with Positive Cash Flow.  The Fund intends generally to seek established, stable and profitable companies with strong cash flow. Such companies, the Adviser believes, are well-positioned to maintain consistent cash flow to service and repay the Fund’s loans and maintain growth in their businesses or market share. The Fund does not intend to focus on start-up companies, turnaround situations or companies with speculative business plans.

•
Proven Management Teams. The Fund seeks to focus on investing in companies with strong, existing management teams that the Fund believes has a clear strategic vision, long-standing experience in their industry and a successful operating track record. The Fund favors companies in which management’s incentives appear to be closely aligned with the long-term performance of the business, such as through equity ownership.

•
Industry Focus. While the Fund may consider opportunities within all industries through the Adviser’s relative value approach, the Fund nevertheless intends to seek to prioritize industries having, in the Fund’s view, favorable characteristics from a lending perspective. The Fund may give less emphasis to industries that are frequently characterized by less predictable and more volatile earnings.

While the Fund believes that the criteria listed above are important in identifying and investing in Portfolio Companies, the Fund considers each investment on a case-by-case basis. It is possible that not all of these criteria will be met by each company in which the Fund invests. There is no limit on the maturity or duration of any investment in the Fund’s portfolio. Investment sizes will vary as the Fund’s capital base changes and will ultimately be at the discretion of the Adviser and subject to oversight by the Board.  No guarantee or representation is made that the investment program of the Fund or any Portfolio Company will be successful, that the various investments selected will produce positive returns or that the Fund will achieve its investment objective.

PRIVATE CREDIT MARKET OVERVIEW
Private Credit Asset Class
Private credit is a common term for debt investments that are typically made in non-public companies through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including but not limited to, senior secured loans, second lien secured loans and subordinated debt, convertible securities, warrants, options, common or preferred stock and other equity-related instruments, generally issued by privately owned companies, depending on the strategy of the investor and the financing requirements of the company.
Loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. As a result, the Fund will likely require greater returns for securities that the Fund perceives to carry increased risk. The companies in which the Fund invests may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and, often, will not be rated by national rating agencies.
Private Credit versus High Yield
Loans to privately held companies can greatly differ from publicly issued high-yield bonds. Some of the key distinctions include the following:
•
Strong Contractual Provisions.  Compared with private credit, high yield bonds tend to have weaker contractual arrangements which typically do not include maintenance covenants. Comparatively, private loans frequently require the borrower to maintain certain levels of financial performance, such as maximum leverage ratios, minimum interest coverage and fixed charge/debt service coverage ratios, maximum capital expenditures and/or minimum earnings before interest, taxes, depreciation and amortization, or “EBITDA.”

•
Access to Information and Management.  The syndicate backing a high-yield bond is often fragmented and generally receives only public information for monitoring purposes. In contrast, investors in private credit often receive more detailed monthly or quarterly financial performance updates from borrowers, potentially along with an observer seat on the relevant company’s board of directors, which may allow the investor to more quickly identify potential issues and take remedial action where warranted. Furthermore, the intensive due diligence process associated with private credit investments often provides investors with significant access to the borrowing company’s management, whereas public bondholders generally must rely on underwriters, debt rating agencies and publicly available information for due diligence reviews and monitoring of corporate issuers.

•
Floating Interest Rates. High-yield bonds tend to offer a fixed interest rate to investors; thus, investors are not protected against rising interest rates. On the other hand, private credit typically offers investors a certain degree of protection against inflation, due to interest rates that are often based on a floating rate such as LIBOR or EURIBOR. To the extent that increases in inflation expectations or other macroeconomic conditions result in higher base interest rates, returns of privately issued, floating-rate credit may benefit, particularly relative to fixed-rate high-yield bonds.

Private Credit Investment Types
The Fund intends to focus primarily on credit investments, including but not limited to, senior secured loans, second lien secured loans, subordinated debt and, to a lesser extent, equity. Senior secured loans are situated at the top of the capital structure, and typically have the first claim on the assets and cash flows of a company, followed by second lien secured loans, subordinated debt, preferred equity and finally common equity. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher expected returns, through higher interest payments and/or potentially higher capital appreciation. The following summarizes some of the major characteristics of these various investment types:

•
Senior Secured Loans. Senior secured loans are situated at the top of the capital structure. Because these loans have priority in payment amongst debt and equity investments, they carry the least risk among all investments in a company. Generally, the Fund’s senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Generally, the Adviser expects that the interest rate on the Fund’s senior secured loans typically will have variable interest rates over a standard benchmark, such as the prime rate or LIBOR. Senior secured loans offer various benefits to investors, including current income paid in cash and attractive floating rate returns. These types of loans typically rely on cash flow generated by the issuer to pay interest and service debt amortization. Investors in senior secured loans generally benefit from security rights over the issuer’s tangible and intangible assets and operating cash flow.

•
Second Lien Secured Loans. Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. However, second lien secured loans are granted a second priority security interest in the assets of the borrower. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured loans. These higher returns come in the form of higher interest rates and in some cases the potential for equity participation through warrants, though to a lesser extent than with subordinated debt (see below). Generally, the Adviser expects that second lien secured loans will carry a fixed or a floating current yield over a standard benchmark, such as the prime rate or LIBOR.

•
Subordinated Debt (Including Mezzanine Debt).  Subordinated debt investments, including mezzanine debt, usually rank junior in priority of payment to senior secured loans and second lien secured loans and are often unsecured, but are situated above preferred equity and common stock in the capital structure. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. Typically, subordinated debt investments have maturities of five to ten years.  To compensate for their junior status compared to senior secured loans and second lien secured loans, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership, enabling the lender to participate in the capital appreciation of the borrower. Subordinated debt interest payments typically consist of both cash and accrued interest (“Payment-In-Kind” or “PIK”) and may also contain equity upside. Generally, the Adviser expects these securities to carry a fixed or a floating current yield over a standard benchmark, such as the prime rate or LIBOR, plus additional returns from any warrants or other equity-related interests that may be received or acquired in connection with these investments.

•
Preferred Equity, Common Equity and Equity-Related Investments.  The Fund may hold equity-related securities consisting of warrants or other equity interests, which may be obtained in connection with its subordinated debt or other investments. In addition, while the Fund intends to maintain its focus on credit investments, from time to time, when the Adviser sees the potential for substantial gains, or in connection with securing particularly favorable terms in a credit investment, the Fund may make investments in the form of preferred or common equity, typically in conjunction with a private equity sponsor. Moreover, the Fund typically may also receive the right to make equity investments in a Portfolio Company whose debt securities it already holds in connection with the next equity financing round for that Portfolio Company. This right will provide the Fund with the opportunity to further enhance returns over time through equity investments in its Portfolio Companies. In the future, the Fund may achieve liquidity through a merger or acquisition of a Portfolio Company, a public offering of a Portfolio Company’s stock or by exercising the Fund’s right, if any, to require a Portfolio Company to repurchase the equity-related securities it holds. Finally, the Fund may make investments in select Portfolio Funds, particularly where it anticipates that such investments may generate additional credit investment opportunities for the Fund.

•	Cash and Cash Equivalents. The Fund expects to maintain a certain level of cash or cash equivalent instruments for liquidity management purposes.

Principal Protection Through Financial Covenants
Certain private credit instruments may also benefit from financial covenants. Covenants are agreements between the borrowing company and its lenders to operate within certain financial and operational limits. Often, covenants are implemented in the following forms:
•
Financial Maintenance Covenants. These are requirements placed on the borrower to maintain certain levels of financial performance, typically on a quarterly basis. Examples of financial covenants include maximum leverage ratios, minimum interest coverage and fixed charge/debt service coverage ratios, maximum capital expenditures and minimum EBITDA. Covenant levels are typically set close to the borrower’s business plan metrics.

•
Negative Covenants. These are prohibitions or restrictions imposed on the borrower that prevent the borrower from taking certain actions and often restrict the ability for cash and/or assets to leak out of the borrowing company. Examples of negative covenants include restrictions on the borrower’s ability to incur additional debt, restrictions on liens, payments (including dividends), asset sales, the issuance of securities, intercompany loans, investments, mergers and acquisitions and amendments to constituent agreements.

•
Affirmative Covenants. These covenants require increased levels and frequency of disclosure of information. Examples of affirmative covenants include reporting requirements, delivery of other financial information and compliance certificates. Other affirmative covenants may include the maintenance of insurance and hedging arrangements, maintenance of business lines and properties and use of the proceeds of the loan.

Covenants serve as control mechanisms for lenders in situations where a borrowing company may be under-performing, thereby allowing lenders to monitor and engage the borrower and private equity sponsor. As a result of a covenant breach, the following concessions may be negotiated: (i) additional equity injections from the private equity sponsor, (ii) increased pricing, (iii) amendment fees, (iv) tighter on-going or new covenants and reporting requirements and (iv) other provisions. If all modifications and identified issues are not resolved in a pre-defined time horizon, most lending agreements additionally allow lenders to trigger their acceleration rights and take over control of the borrowing company in order to allow the lender to benefit from future economic upside.
Sources and Types of Income and Appreciation
Private credit investors may receive current income from their investments in various forms. Senior secured loans generally require the borrower to pay a floating interest rate on a current basis, usually monthly, quarterly or semi-annually. These floating rate instruments provide potential upside to the total loan returns if interest rates rise in the future. Second lien secured loans and subordinated debt may be similarly structured with floating interest rates, or alternatively may provide for fixed interest payable on a current basis. Where such loans are structured with fixed rates, interest rate risk is generally higher than for comparable floating-rate loans.
Alternatively, in the case of subordinated debt, some or all of the interest payments may be structured in the form of a “Payment In-Kind” or “PIK,” which accrues on a current basis but is generally paid later, often at maturity. PIK may be combined with annual cash coupons or otherwise tailored to address both the specific circumstances of the borrower and the return requirements of the investor. The flexibility to achieve these goals through combinations of floating rates, fixed rates and/or PIK is one of the hallmarks of private credit.
Returns from senior secured loans can also be generated by up-front fees or original issue discount (the difference between the issue price and the par value of the loan). Additionally, total returns may be enhanced if the loan is purchased in the secondary market from another investor at a discount to the par value. Finally, subordinated debt can provide investors with an additional source of attractive returns through attached equity warrants, preferred equity or common equity shares that may be incorporated in certain transactions. The value of such participations is typically realized through a trade sale, an initial public offering or dividend payments.

INVESTMENT PROCESS OVERVIEW
Portfolio Planning
The investment process begins with portfolio planning, which is designed to provide a framework for the Fund’s long-term diversification across various dimensions of the global private credit market, such as issuers, industries, geographic markets, security types and seniority. The portfolio plan also provides for diversification over vintage years and maturity dates and with respect to individual investments. It is expected that through such diversification, the Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated.
Relative Value Analysis
The second step of the investment process is to analyze changing market conditions and their effect on the relative attractiveness of different segments within the overall private credit market. This relative value analysis is based on general economic developments, such as business cycles, credit spreads, interest rates, initial public offering opportunities, deregulation, and changes in tax or securities law. In addition, variables specific to particular industry sectors and the overall private credit market are typically evaluated. Based on the outcome of this review, the Adviser will attempt to identify the market segments that it believes offer the most attractive investment opportunities at the relevant time.
The Adviser’s relative value analysis is intended to serve as a guide for tactical capital allocation decisions within the framework of the portfolio plan. Due to the long-term nature and illiquidity of private credit investments, it is generally not practical to dramatically re-allocate a portfolio over a short period of time. Accordingly, the actual allocation of the Fund Investments may deviate significantly from the general relative value views of the Adviser at a particular point in time.
Investment Selection
In the final step of the investment process, the Adviser seeks to invest the Fund’s capital allocated to each segment in the highest quality investments available at the relevant time. Opportunities are typically sourced through a network of existing relationships with private equity sponsors, private lenders and other investors across the globe, and then individually evaluated by the Adviser’s and its affiliates’ investment professionals using a structured selection process. See “DUE DILIGENCE AND SELECTION OF INVESTMENTS.”  As investment opportunities are analyzed, investment professionals seek to evaluate them in relation to historical benchmarks, current information from the Adviser’s and its affiliates’ existing private credit portfolios, and against each other. This comparative analysis can provide insight into the specific investments that offer the greatest value at different points in time in the various segments of the private credit market.
DUE DILIGENCE AND SELECTION OF INVESTMENTS
The Adviser follows a structured five-step process to source, evaluate, select and monitor investments for the Fund. The Adviser’s investment professionals are involved throughout the process, and draw on the significant investment resources and insight available through the Adviser’s affiliates, who employ more than 600 people across a worldwide network of offices. See “MANAGEMENT OF THE FUND—Partners Group.”  The Adviser’s investment committee is responsible for the portfolio plan and for final investment decisions.
(1) Deal generation. The Adviser typically identifies prospective investments from multiple sources, the most important of which is a global network of relationships across the private equity and private credit industries. Built through the investment activities of the Adviser’s affiliated companies, this network has historically proven to be a rich source of deal flow. In particular, the Adviser believes the broad scope of its private equity and credit investment activities provides a competitive advantage for deal generation, enabling it to access attractive opportunities in local markets around the world.

(2) Pre-selection. The initial screening process for investment opportunities is typically based on a confidential information memorandum, lender presentation and/or an introductory meeting. For opportunities that pass the Adviser and its affiliates’ minimum requirements, a due diligence deal team is assigned to evaluate the opportunity in detail.
(3) Due diligence. The due diligence process involves a detailed analysis of various aspects of each opportunity, including both qualitative and quantitative assessments. Various proprietary tools and databases are used to better understand market trends, potential return scenarios and/or the historical or anticipated sources of value creation for an investment. Evaluations are generally based on information such as industry dynamics, competitive positioning, financial analysis, comparable analysis, sensitivity analysis, interviews with key personnel, on-site visits, reference calls, third-party consultant reports and/or track record analysis. The investment committee reviews the conclusions of the due diligence analysis and may decline the opportunity, request additional information, or approve subject to tax and legal due diligence.
(4) Tax and legal assessment. In conjunction with the commercial due diligence process, the tax treatment and legal terms of the investment are considered. Based on this analysis and the findings of external professional advisers, the Adviser’s and/or its affiliates’ internal legal and investment teams seek to negotiate the terms and conditions of the investment. After resolving all open issues and negotiating terms, a final “investment recommendation” is prepared and presented to the investment committee, which finally approves or declines the investment.
(5) Portfolio monitoring. Post-investment, the Adviser seeks to monitor the Fund’s portfolio through regular interaction with the companies and, where relevant, the private equity sponsors represented in the portfolio. This interaction facilitates on-going portfolio analysis and a proactive approach to addressing any new opportunities or issues that may arise.
INVESTMENT POLICIES
Portfolio and Liquidity Management
The Adviser intends to manage the Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level.
Accordingly, the Adviser may make investments based, in part, on anticipated future distributions from investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by Shareholders and any distributions made to Shareholders. To forecast portfolio cash flows, the Adviser utilizes quantitative and qualitative factors, including historical private equity and private credit data, actual portfolio observations and qualitative forecasts by the Adviser’s and its affiliates’ investment professionals. See “INVESTMENT PROCESS OVERVIEW—Portfolio Planning.”
The Adviser intends to use a range of techniques to reduce the risk associated with the Fund’s investment strategy. These techniques may include, without limitation:
•	Diversifying investments across geographies, industries, sectors, capital structures, vintage years and maturity dates;

•	Actively managing cash and liquid assets; and

•	Establishing a credit line to provide liquidity for investments, to satisfy tender requests and to satisfy the requirements of the Investment Company Act.

The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management and compliance with the Investment Company Act. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by Shareholders, the Adviser may sell certain of the Fund’s assets on the Fund's behalf.
There can be no assurance that the objectives of the Fund with respect to liquidity management will be achieved or that the Fund’s portfolio design and risk management strategies will be successful. Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under “GENERAL RISKS,” “INVESTMENT RELATED RISKS,” and “LIMITATIONS OF RISK DISCLOSURE.”

Borrowing by the Fund
The Fund may borrow money to pay operating expenses, including, without limitation, Investment Management Fees, or to fund repurchases of Shares. In addition, the Fund may borrow money to purchase portfolio securities or for other portfolio management purposes. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means. The use of borrowings for investment purposes involves a high degree of risk. Under the Investment Company Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that the Fund may not declare distributions, or purchase its Shares (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund.
Hedging Techniques
From time to time in its sole discretion, the Adviser may employ various hedging techniques in an attempt to reduce certain potential risks to which the Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps and other arrangements such as exchange-listed and over-the-counter put and call options, rate caps, floors and collars, and futures and forward contracts. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.
To the extent that the Fund’s potential exposure in a transaction involving options, rate caps, floors or collars, or futures or forward contracts is covered by the segregation of cash or liquid assets or otherwise, the Fund believes that such instruments do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the borrowing restrictions of the Fund.
There are certain risks associated with the use of such hedging techniques. See “INVESTMENT RELATED RISKS—Hedging”, “INVESTMENT RELATED RISKS—Derivative Instruments”, “INVESTMENT RELATED RISKS—Interest Rate Risk” and “INVESTMENT RELATED RISKS—Currency Risk.”
Temporary and Defensive Strategies
The Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Fund and the Fund from achieving their investment objective. In addition, the Fund may, in the Adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated repurchases, expenses of the Fund or other operational needs, or otherwise in the sole discretion of the Adviser. Subject to applicable law, the Fund may hold cash, cash equivalents, certain other short-term securities or investments in money market funds pending investment, in order to fund anticipated repurchases, expenses of the Fund or other operational needs. See “USE OF PROCEEDS.”
GENERAL RISKS
The following are certain risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of Shares could decline, and you may lose all or part of your investment.

The Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and are capable of assuming the risks of an investment in the Fund.
No Operating History
The Fund was formed on April 11, 2013. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of Shares could decline substantially.
Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares
The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. The Fund is not a liquid investment and you should not invest in this Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities. In contrast, the majority of the Fund’s investments will be illiquid.
Shares of the Fund are illiquid assets. The Fund does not intend to list its Shares for trading on any national securities exchange. There is no secondary trading market for Shares, and none is expected to develop. Shares are, therefore, not readily marketable. Nevertheless, if Shares are listed on a national securities exchange or quoted through a quotation system, the Fund cannot assure you a public trading market will develop or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that the Fund’s net asset value per Share may decline. The Fund cannot predict whether Shares, if listed, will trade at, above or below net asset value.
Because the Fund is a closed-end investment company, its Shares are not redeemable at the option of Shareholder and they are not exchangeable for shares of any other fund. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and the Adviser intends to recommend that, in normal market circumstances, the Board conduct repurchase offers of no more than 5% of the Fund’s net assets quarterly on or about [●] (or such earlier or later date as the Board may determine), and quarterly thereafter, on or about each January 1, April 1, July 1 and October 1. Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time.
There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases. See “REPURCHASES OF SHARES.”

In considering whether to repurchase Shares during periods of financial market stress, the Board may offer to repurchase Shares at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law. Further, repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “REPURCHASES OF SHARES—Periodic Repurchases.”  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the Investment Company Act.
Payment In-Kind For Repurchased Shares
The Fund generally expects to distribute to the holder of Shares that are repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase. See “REPURCHASES OF SHARES—Periodic Repurchases.”  However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may hold securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to the Fund’s Shareholders. In the unlikely event that the Fund makes such a distribution of securities, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.
Distributions
The Fund may pay distributions from uninvested offering proceeds and borrowings, and the Fund has not established limits on the amount of funds it may use from net offering proceeds or borrowings to make any such distributions. The Fund may pay distributions from the sale of assets by the Fund to the extent distributions exceed the Fund’s net investment income or cash flows from operations. Distributions from the proceeds of the Fund’s offering or from borrowings could reduce the amount of capital the Fund ultimately invests in Portfolio Companies.
Non-Diversified Status
The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s, and therefore the Fund’s, capital than if such capital had been more proportionately allocated among a larger number of Fund Investments. The Fund may also be more susceptible to any single economic or regulatory occurrence that a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code. See “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.”
Legal, Tax and Regulatory Risks
Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory and tax environment for leveraged investors and for private equity funds generally is evolving, and changes in the direct or indirect regulation or taxation of leveraged investors or private equity funds may materially adversely affect the ability of the Fund to pursue its investment strategies or achieve its investment objective. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010 and significantly revises and expands the rulemaking, supervisory and enforcement authority of U.S. federal bank, securities and commodities regulators. The implementation of the Dodd-Frank Act requires the adoption of various regulations and the preparation of reports by various agencies over a period of time. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

Certain tax risks associated with an investment in the Fund are discussed in “RIC RELATED RISKS.”
Substantial Repurchases
Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.
Temporary Investments
Delays in investing the net proceeds of the offering may impair the Fund’s performance. The Fund cannot assure you it will be able to identify any investments that meet its investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest the net proceeds of the Fund’s offering on acceptable terms within the time period that the Fund anticipates or at all, which could harm the Fund’s financial condition and operating results.
Before making investments, the Fund will invest the net proceeds of the Fund’s offering primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, and other high-quality debt instruments maturing in one year or less from the time of investment (“Temporary Investments”). See also “REGULATION—Temporary Investments.”  This will produce returns that are significantly lower than the returns which the Fund expects to achieve when the Fund’s portfolio is fully invested in securities meeting the Fund’s investment objective. As a result, any distributions that the Fund pays while the Fund’s portfolio is not fully invested in securities meeting its investment objective may be lower than the distributions that the Fund may be able to pay when the Fund portfolio is fully invested in securities meeting the Fund’s investment objective.
Dilution from Subsequent Offerings of Shares
The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. Additional purchases will dilute the interests of existing Shareholders in the Fund Investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent Fund Investments underperform the prior investments.
Net Asset Value May Fluctuate
The net asset value and liquidity, if any, of the market for Shares may be significantly affected by numerous factors, some of which are beyond the Fund’s control and may not be directly related to the Fund’s operating performance. These factors include:
•	changes in regulatory policies or tax guidelines, particularly with respect to RICs;

•	loss of qualification as a RIC;

•	changes in earnings or variations in operating results;

•	changes in the value of the Fund Investments

•	changes in accounting guidelines governing valuation of the Fund Investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•	departure of the Adviser or certain of its respective key personnel;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Valuations Subject to Adjustment
Adjustments to valuations of Fund Investments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances as described in “REPURCHASES OF SHARES—Periodic Repurchases”. As a result, to the extent that such subsequently adjusted valuations or revisions to the net asset value of an investment adversely affect the Fund’s net asset value, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.
Reporting Requirements
Shareholders who beneficially own Shares that constitute more than 5% or 10% of the Fund’s Shares are subject to certain requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Shareholders or to notify Shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisors.
BUSINESS AND STRUCTURE RELATED RISKS
Independence and Discretion of the Board
The Board has the authority to modify or waive the Fund’s current operating policies, investment criteria and strategies without prior notice and without Shareholder approval. The Fund cannot predict the effect any changes to its current operating policies, investment criteria and strategies would have on the Fund’s business, net asset value, operating results and the value of the Fund’s Shares. However, the effects might be adverse, which could negatively impact the Fund’s ability to pay Shareholders distributions and cause you to lose all or part of your investment. Moreover, the Fund will have significant flexibility in investing the net offering proceeds and may use these net proceeds in ways with which investors may not agree or for purposes other than those contemplated at the time of the offering. Finally, since Shares are not expected to be listed on a national securities exchange, you will be limited in your ability to sell your Shares in response to any changes in the Fund’s investment policy, operating policies, investment criteria or strategies.
Reliance on the Adviser
Since the Fund has no employees, it will depend on the investment expertise, skill and network of business contacts of the Adviser. The Adviser will evaluate, negotiate, structure, execute, monitor and service the Fund’s Investments. The Fund’s future success will depend to a significant extent on the continued service and coordination of the Adviser and its investment management team. The departure of key personnel of the Adviser or Partners Group could have a material adverse effect on the Fund’s ability to achieve its investment objectives.

The Fund’s ability to achieve its investment objectives depends on the Adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet the Fund’s investment criteria. The Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objectives, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.
In addition, the Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board or the Adviser. If the Investment Management Agreement is terminated, it may adversely affect the quality of the Fund’s investment opportunities. In addition, in the event the Investment Management Agreement is terminated, it may be difficult for the Fund and the Board to replace the Adviser.
The Fund expects that the Adviser will depend on the relationships of it and of Partners Group with private equity sponsors, investment banks and commercial banks, and the Fund will rely to a significant extent upon these relationships to provide the Fund with potential investment opportunities. If the Adviser or Partners Group fails to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom the Adviser and Partners Group have relationships are not obligated to provide the Fund, the Adviser or Partners Group with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.
Competition for Investment Opportunities
The Fund will compete for investments with other investment funds (including registered investment companies, private equity funds, mezzanine funds and collateralized loan obligation (CLO) funds), as well as traditional financial services companies such as commercial banks, finance companies, business development companies (BDCs), small business investment companies (SBICs) and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may strengthen. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund. These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. As a result, the Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure.
If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant part of the Fund’s competitive advantage stems from the fact that the market for investments in privately held companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of the Fund’s competitors in this target market could force the Fund to accept less attractive investment terms. Furthermore, many of the Fund’s competitors are not subject to the source-of-income, asset diversification and distribution requirements the Fund must satisfy to maintain its qualification as a RIC.
Valuation of Fund Investments Uncertain
Under the Investment Company Act, the Fund is required to carry Fund Investments at market value or, if there is no readily available market value, at fair value as determined by the Adviser, in accordance with the Fund’s valuation procedures, which have been approved by the Board. There is not a public market or active secondary market for many of the securities of the privately-held companies in which the Fund intends to invest. Rather, many of the Fund Investments may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the Fund will value these securities at fair value as determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board.

The determination of fair value, and thus the amount of unrealized losses the Fund may incur in any year, is to a degree subjective, and the Adviser has a conflict of interest in making the determination. The Fund values these securities monthly at fair value determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board. Certain factors that may be considered in determining the fair value of Fund Investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the Portfolio Company’s earnings and its ability to make payments on its indebtedness, current market interest rates, the markets in which the Portfolio Company does business, comparisons to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s net asset value on a given date to understate or overstate materially the value that the Fund may ultimately realize upon the sale of one or more Fund Investments. See “CALCULATION OF NET ASSET VALUE.”
Amount or Frequency of Distributions Not Guaranteed
The Fund expects to pay distributions out of assets legally available for distribution. Nevertheless, the Fund cannot assure you that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Memorandum. All distributions will be paid at the discretion of the Board and will depend on the Fund’s earnings, its net investment income, its financial condition, maintenance of the Fund’s qualification as a RIC, compliance with the Investment Company Act and such other factors as the Board may deem relevant from time to time.
In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may pay all or a substantial portion of the Fund’s distributions from the proceeds of its offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your Shares. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser.
Fluctuations in Quarterly Results
The Fund could experience fluctuations in its quarterly operating results due to a number of factors, including, but not limited to, the Fund’s ability or inability to make investments in companies that meet the Fund’s investment criteria, the interest rate payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
ADVISER-RELATED RISKS
Incentive Fee
The Investment Management Agreement entitles the Adviser to receive an Incentive Fee on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser an Incentive Fee for a fiscal quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter.
Any Incentive Fee payable by the Fund that relates to the Fund’s net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a Portfolio Company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible. The Adviser is not obligated to reimburse the Fund for any part of the Incentive Fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund paying an Incentive Fee on income the Fund never received.

For U.S. federal income tax purposes, the Fund is required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which the Fund does not receive a corresponding payment in cash and to make distributions with respect to such income to maintain its qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the annual distribution requirement necessary to maintain its qualification as a RIC. As a result, the Fund may have to sell some of its investments at times and/or at prices that the Adviser would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of being a RIC, see “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.”
In addition, the Incentive Fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Adviser is determined may encourage the Adviser to use leverage to increase the return on the Fund’s investments. In addition, the fact that the Investment Management Fee is payable based upon the Fund’s gross assets, which would include any borrowings for investment purposes, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the Fund and holders of the Fund’s Shares. Such a practice could result in the Fund investing in more speculative securities than would otherwise be in the Fund’s best interests, which could result in higher investment losses, particularly during cyclical economic downturns.
Divergence of Resources
Neither the Adviser nor its affiliates, or individuals employed by the Adviser or its affiliates, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those the Fund will target. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities. Affiliates of the Adviser, whose primary businesses include the origination of investments, engage in investment advisory business with accounts that compete with the Fund. Affiliates of the Adviser have no obligation to make their originated investment opportunities available to the Adviser or to the Fund.
Conflicts of Interest
The Fund does not expect to invest in, or hold securities of, companies that are controlled by Affiliates’ Other Clients. However, an Affiliates’ Other Clients may invest in, and gain control over, one of the Fund’s Portfolio Companies. If an Affiliates’ Other Client(s) gains control over one of the Fund’s Portfolio Companies, it may create conflicts of interest and may subject the Fund to certain restrictions under the Investment Company Act. As a result of these conflicts and restrictions, the Adviser may be unable to implement the Fund’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, the Adviser may be unable to engage in certain transactions that they would otherwise pursue. In order to avoid these conflicts and restrictions, the Adviser may choose to exit these investments prematurely and, as a result, the Fund would forego any positive returns associated with such investments. In addition, to the extent that another client holds a different class of securities than the Fund as a result of such transactions, the Fund’s interests may not be aligned with such client.
Partners Group
Although the Fund seeks to capitalize on the experience and resources of the Adviser and its affiliates’ platform, the Fund is managed by Partners Group (USA) Inc. and not by Partners Group AG. The Fund’s performance may be lower or higher than the performance of other entities managed by the Adviser, Partners Group AG or their affiliates and their past performance is no guarantee of the Fund’s future results.

RIC RELATED RISKS
Failure to Qualify as a RIC or Satisfy Distribution Requirement
To qualify for and maintain RIC qualification under the Code, the Fund must meet the following annual distribution, source-of-income and asset diversification requirements. See “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.”
•
The annual distribution requirement for a RIC will be satisfied if the Fund distributes to Shareholders on an annual basis at least 90% of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because the Fund may use debt financing, it is subject to an asset coverage ratio requirement under the Investment Company Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, it could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The source-of-income requirement will be satisfied if the Fund obtains at least 90% of its income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•
The asset diversification requirement will be satisfied if the Fund meets certain asset diversification requirements at the end of each quarter of the Fund’s taxable year. To satisfy this requirement, (i) at least 50% of the value of the Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under the Code and its applicable regulations, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.”  Failure to meet these requirements may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of its qualification as a RIC. Because most of the Fund’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Fund fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.
Difficulty Meeting RIC Distribution Requirement
For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, the Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.”  The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash.

The Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, the Fund may elect to amortize market discounts and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit the Fund’s ability to deduct interest expenses for tax purposes.
Because any original issue discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.”
If the Fund is not treated as a “publicly offered regulated investment company,” as defined in the Code, U.S. Shareholders that are individuals, trusts or estates will be taxed as though they received a distribution of some of its expenses.
The Fund will not be treated as a “publicly offered regulated investment company” until either (i) its Shares are held by at least 500 persons at all times during a taxable year or (ii) its Shares are regularly traded on an established securities market. The Fund will not be treated as a publicly offered regulated investment company for its taxable year ending November 30, 2013, and no assurance can be given that it will be treated as a publicly offered regulated investment company in any future year. If the Fund is not treated as a publicly offered regulated investment company for any calendar year, each U.S. Shareholder that is an individual, trust or estate will be treated as having received a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of the Investment Management Fee and Incentive Fee paid to the Adviser and certain of its other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. Shareholder. Miscellaneous itemized deductions generally are deductible by a U.S. Shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. Shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. Shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code. See “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.”
Restrictions on Raising Capital and Borrowing
As a result of the annual distribution requirement to qualify as a RIC under the Code, the Fund may need to periodically access the capital markets to raise cash to fund new investments of the Fund. The Fund may issue “senior securities,” as defined in the Investment Company Act, including borrowing money from banks or other financial institutions only in amounts such that the Fund’s asset coverage, as defined in the Investment Company Act, equals at least 200% after such incurrence or issuance. Compliance with these requirements may unfavorably limit the Fund’s investment opportunities and reduce its ability in comparison to other companies to profit from favorable spreads between the rates at which it can borrow and the rates at which it can lend.
The Fund expects to borrow for investment purposes. If the value of the Fund’s assets declines, the Fund may be unable to satisfy the asset coverage test, which would prohibit the Fund from paying distributions and could prevent the Fund from qualifying as a RIC. If the Fund cannot satisfy the asset coverage test, the Fund may be required to sell a portion of its investments and, depending on the nature of the Fund’s debt financing, repay a portion of the Fund’s indebtedness at a time when such sales may be disadvantageous. In addition, any amounts that the Fund uses to service its indebtedness would not be available for distribution by the Fund to Shareholders.

Uncertain Source and Quantity of Funding
The net proceeds from the sale of Shares will be used for the Fund’s investment opportunities, operating expenses and for payment of various fees and expenses such as the Investment Management Fee, Incentive Fee and other fees. Any working capital reserves the Fund maintain may not be sufficient for investment purposes, and each may require debt or equity financing to operate. Accordingly, in the event that the Fund develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to the Fund. Consequently, if the Fund cannot obtain debt or equity financing on acceptable terms, the ability to acquire investments and to expand operations will be adversely affected. As a result, the Fund would be less able to achieve portfolio diversification and the investment objectives, which may negatively impact the Fund’s results of operations and reduce the Fund’s ability to make distributions to Shareholders.
INVESTMENT RELATED RISKS
This section discusses the types of investments that may be made, directly or indirectly, by the Fund, and some of the risks associated with such investments. It is possible that the Fund or a Portfolio Fund will make an investment that is not described below, and any such investment will be subject to its own particular risks.
Limited Operating History of Fund Investments
Fund Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Fund Investment will be limited. Moreover, even to the extent a Fund Investment has a longer operating history, the past investment performance of any of the Fund Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the issuer of the securities that is not, and cannot be, independently verified. Further, the results of other funds or accounts managed by the Adviser, which have or have had an investment objective similar to or different from that of the Fund may not be indicative of the results that the Fund may achieve.
Unspecified Investments; Dependence on the Adviser
Neither the Fund nor the Adviser has presently identified, made investments in or contracted to make investments in Fund Investments. Nevertheless, the Adviser has complete discretion to select the Fund Investments as opportunities arise. The Fund, and, accordingly, Shareholders, must rely upon the ability of the Adviser to identify and implement Fund Investments consistent with the Fund’s investment objective. Shareholders will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of the Fund Investments. The Adviser has the authority and responsibility for asset allocation, the selection of Fund Investments and all other investment decisions for the Fund. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund or the Fund Investments, or the terms of any such investments. There can be no assurance that the Adviser will be able to select or implement successful strategies or achieve their respective investment objectives. Because investors are not able to evaluate the Fund’s investments in advance of subscribing, this placement may entail more risk than other types of offerings.
Concentration of Investments
There are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested in any issuer, geography, industry, sector or security ranking. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated as to geographies, industries and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio.

Nature of Portfolio Companies
The Fund Investments will include investments in various companies, ventures and businesses. This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. Although not anticipated, the Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.
The Fund Investments will primarily consist of privately held companies. Investments in private companies pose significantly greater risks than investments in public companies. For example, private companies:
•	have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress;

•
may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with the Fund’s investment;

•
may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•
generally are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on the Fund; and

•
generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

In addition, investments in private companies tend to be less liquid. The securities of many of the companies in which the Fund may invest are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors only. Such securities may be subject to legal and other restrictions on resale. As such, the Fund may have difficulty exiting a Fund Investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of target Portfolio Companies may affect the Fund’s investment returns. In addition, these Fund Investments may be difficult to value because, among other things, little public information generally exists about private companies.
To obtain access to Portfolio Companies, the Fund’s portfolio may include, but is not limited to, investments in senior secured loans, second lien secured loans, subordinated debt and equity which may be risky and for which there is no limit on the amount of any such investments in which the Fund may invest.
•
Senior secured loans and second lien secured loans. When the Fund invests in senior secured term loans and second lien secured loans, the Fund will generally seek to take a security interest in the available assets of those Portfolio Companies, including the equity interests of the Portfolio Companies’ subsidiaries. There is a risk that the collateral securing these loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the Portfolio Company to raise additional capital. To the extent the Fund’s debt investment is collateralized by the securities of a Portfolio Company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the Portfolio Company. Also, in some circumstances, the Fund’s lien may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a Portfolio Company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under-collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or at all, or that the Fund will be able to collect on the loan should the Fund be forced to enforce its remedies.

•
Subordinated debt. The Fund’s subordinated debt investments will generally rank junior in priority of payment to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect the Fund’s investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject the Fund and the Fund’s Shareholders to non-cash income. Since the Fund will not receive any principal repayments prior to the maturity of some of its subordinated debt investments, such investments will be of greater risk than amortizing loans.

•
Equity investments. The Fund may make select equity investments, including but not limited to, investments in Portfolio Funds. In addition, when the Fund invests in senior secured and second lien secured loans or subordinated debt, it may acquire warrants or options to purchase equity securities. The equity interests the Fund receives may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.

The loans in which the Fund will invest will likely be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.
Investments in the Portfolio Funds Generally; Dependence on the Portfolio Fund Managers
Because the Fund may invest in Portfolio Funds, a Shareholder’s investment in the Fund may be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. The Fund’s assets are indirectly invested in the Fund Investments. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.
Original Issue Discount
The Fund’s investments may include original issue discount instruments. To the extent original issue discount constitutes a portion of the Fund’s income, the Fund will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:
•	Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability.

•
For accounting purposes, cash distributions to Shareholders representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income comes from the cash invested by Shareholders, the Investment Company Act does not require that Shareholders be given notice of this fact.

•	Original issue discount creates risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized.

Collateral Risks for Second Lien Investments
Certain credit investments that the Fund intends to make in Portfolio Companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the Portfolio Company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by such company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the Fund. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral.
The Fund may also make unsecured debt investments in Portfolio Companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such Portfolio Companies’ collateral, if any, will secure the Portfolio Company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the Portfolio Company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Fund’s unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then the Fund’s unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the Portfolio Company’s remaining assets, if any.
The rights the Fund may have with respect to the collateral securing the credit investments the Fund makes to Portfolio Companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that the Fund will enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: (i) the ability to cause the commencement of enforcement proceedings against the collateral; (ii) the ability to control the conduct of such proceedings; (iii) the approval of amendments to collateral documents; (iv) releases of liens on the collateral; and (v) waivers of past defaults under collateral documents. The Fund may not have the ability to control or direct such actions, even if its rights are adversely affected.
Effects of Borrowing by Portfolio Companies
The Fund will invest primarily in the debt issued by privately owned companies. Portfolio Companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which the Fund invests. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the debt instruments in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a Portfolio Company, holders of debt instruments ranking senior to the Fund’s investment in that Portfolio Company would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such Portfolio Company may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant Portfolio Company.

Defaulted Debt Securities and Other Securities of Distressed Companies
The Fund Investments may include low grade or unrated debt securities (“high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial, highly significant risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.
Breach of Covenants
A Portfolio Company’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a Portfolio Company’s ability to meet its obligations under the debt or equity securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting Portfolio Company.
Prepayment
The Fund is subject to the risk that the investments it makes in Portfolio Companies may be repaid prior to maturity (e.g., “prepayment risk”). When this occurs, the Fund will generally reinvest these proceeds in Temporary Investments, pending their future investment in new Portfolio Companies. These Temporary Investments will typically have substantially lower yields than the debt being prepaid and the Fund could experience significant delays in reinvesting these amounts. Any future investment in a new Portfolio Company may also be at lower yields than the debt that was repaid. As a result, the Fund’s results of operations could be materially adversely affected if one or more of the Fund’s Portfolio Companies elect to prepay amounts owed to the Fund. Additionally, prepayments, net of prepayment fees, could negatively impact the Fund’s return on equity.
Follow-on Investments
The Fund may not have the funds or ability to make additional investments in Portfolio Companies. After the Fund’s initial investment in a Portfolio Company, the Fund may be called upon from time to time to provide additional funds to such Portfolio Company or have the opportunity to increase its investment through the exercise of a warrant to purchase common stock. There is no assurance that the Fund will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on the Fund’s part to make such an investment may have a negative impact on a Portfolio Company in need of such an investment, may result in a missed opportunity for the Fund to increase its participation in a successful operation or may reduce the expected return on the investment.
Leverage
The Fund may employ leverage through borrowings or derivative instruments, and is likely to directly or indirectly acquire securities of companies with highly leveraged capital structures. If income and appreciation on investments made with borrowed funds are less than the cost of the leverage, the value of the relevant portfolio or investment will decrease. Accordingly, any event that adversely affects the value of a Fund Investment will be magnified to the extent leverage is employed. The cumulative effect of the use of leverage by the Fund in a market that moves adversely to the relevant investments could result in substantial losses, exceeding those that would have been incurred if leverage had not been employed. Such a decline could negatively affect the Fund’s ability to make distribution payments. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase the Fund’s gross assets and, as a result, will increase the amount of Investment Management Fees payable to the Adviser.

Since the Fund may use debt to finance investments, its net investment income may depend, in part, upon the difference between the rate at which the Fund borrows funds and the rate at which the Fund invests those funds. As a result, the Fund can offer no assurance that a significant change in market interest rates will not have a material adverse effect on its net investment income. In periods of rising interest rates when the Fund has debt outstanding, the cost of funds will increase, which could reduce the Fund’s net investment income. The Fund expects that its long-term fixed-rate investments will be financed primarily with equity and long-term debt. The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the Investment Company Act. See “INVESTMENT RELATED RISKS—Derivative Investments” and “INVESTMENT RELATED RISKS—Hedging” below. These activities may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition and results of operations.
You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments. Accordingly, an increase in interest rates may result in a substantial increase of the amount of Incentive Fees payable to the Adviser. See “MANAGEMENT OF THE FUND—Investment Management Agreement.”
Derivative Instruments
The Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Fund could present significant risks, including the risk of losses in excess of the amounts invested. See “HEDGING.”
Economic, Political and Legal Risks
The Fund Investments will include investments in a number of countries, including less developed countries, exposing investors to a range of potential economic, political and legal risks, which could have an adverse effect on the Fund. These may include but are not limited to declines in economic growth, inflation, deflation, currency revaluation, nationalization, expropriation, confiscatory taxation, governmental restrictions, adverse regulation, social or political instability, negative diplomatic developments, military conflicts, and terrorist attacks. In such circumstances, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing the Fund’s senior secured or second lien secured loans. A prolonged or severe recession may further decrease the value of such collateral and result in losses of value in Fund investors and a decrease in the Fund’s revenues, net income and net asset value. Unfavorable economic conditions also could increase the Fund’s funding costs, limit their access to the capital markets or result in a decision by lenders not to extend credit to the Fund on terms the Fund deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.
Prospective investors should note that the capital markets in countries where the Fund Investments are made may be significantly less developed than those in the United States. Certain investments may be subject to extensive regulation by national governments and/or political subdivisions thereof, which could prevent the Fund from making investments they otherwise would make, or cause them to incur substantial additional costs or delays that they otherwise would not suffer. Such countries may have different regulatory standards with respect to insider trading rules, restrictions on market manipulation, shareholder proxy requirements and/or disclosure of information. In addition, the laws of various countries governing business organizations, bankruptcy and insolvency may make legal action difficult and provide little, if any, legal protection for investors, including the Fund. Any such laws or regulations may change unpredictably based on political, economic, social, and/or market developments.

Interest Rate Risk
The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on Fund Investments and the investment opportunities and, accordingly, have a material adverse effect on the Fund’s investment objectives and their respective rates of return on invested capital. To mitigate such interest rate exposure, the Fund may invest a portion of its portfolio in investments with floating interest rates. In addition, an increase in interest rates would make it more expensive to use debt for the Fund and the Fund’s financing needs, if any.
In addition, in the event of a significant rising interest rate environment, the Fund’s Portfolio Companies with adjustable-rate loans could see their payments increase and there may be a significant increase in the number of the Fund’s Portfolio Companies who are unable or unwilling to repay their loans. Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, Fund Investments with fixed rates may decline in value because they are locked in at below market yield.
The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent such activities are not prohibited by the Investment Company Act. These activities may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition and results of operations.
Currency Risk
The Fund’s portfolio is anticipated to include investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease in the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.
Hedging
The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the Investment Company Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase losses. Further, hedging transactions may reduce cash available to pay distributions to Shareholders. See “INVESTMENT RELATED RISKS—Derivative Instruments.”
Risks Relating to Accounting, Auditing and Financial Reporting, Credit Ratings, etc.
The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which the Fund Investments may be made may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States. Although the Fund will be using United States generally accepted accounting principles (“U.S. GAAP”), the assets, liabilities, profits and losses appearing in published financial statements of the Fund Investments may not reflect their financial position or operating results as they would be reflected under U.S. GAAP. Accordingly, the net asset value of the Fund published from time to time may not accurately reflect a realistic value for any or all of the investments.

In addition, privately held companies may not have third-party debt ratings or audited financial statements. As a result, the Fund must rely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in a privately held company. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and other rules and regulations that govern public companies. If the Fund is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and the Fund may lose money on Fund Investments.
Finally, certain of the Fund Investments may be in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund may be incomplete, inaccurate and/or significantly delayed. The Fund may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements in this Memorandum constitute forward-looking statements because they relate to future events or the Fund’s future performance or financial condition. The forward-looking statements contained in this Memorandum may include statements as to:
•	the Fund’s future operating results;

•	the Fund’s business prospects and the prospects of the companies in which the Fund may invest;

•	the impact of the investments that the Fund expects to make;

•	the ability of the companies in which the Fund may invest to achieve their objectives;

•	the Fund’s expected financings and investments;

•	the adequacy of the Fund’s cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from the companies in which the Fund may invest;

•	the Fund’s contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with the Adviser or any of its affiliates;

•	the dependence of the Fund’s future success on the general economy and its effect on the industries in which the Fund may invest;

•	the ability of the Adviser to locate suitable investments for the Fund and to monitor and administer the Fund’s investments;

•	the ability of the Adviser or its affiliates to attract and retain highly talented professionals;

•	the Fund’s ability to qualify and maintain its qualification as a RIC;

•	the impact on the Fund’s business of the Dodd-Frank Act and the rules and regulations issued thereunder;

•	the effect of changes to tax legislation and the Fund’s tax position and status;

•	the tax classification and status of the enterprises in which the Fund may invest; and

•	the Fund’s use of financial leverage.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Memorandum involve risks and uncertainties. The Fund’s actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “GENERAL RISKS”, “BUSINESS & STRUCTURE RELATED RISKS”, “ADVISER RELATED RISKS”, “RIC RELATED RISKS”, and “INVESTMENT RELATED RISKS” and elsewhere in this Memorandum. Other factors that could cause actual results to differ materially include:
•	changes in the economy;

•	risks associated with possible disruption in the Fund’s operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in the Fund’s operating areas.

LIMITS OF RISKS DISCLOSURE
The above discussions and the discussions in the SAI relating to various risks associated with the Fund and Shares and the Fund Investments (including Portfolio Companies and Portfolio Funds) are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Memorandum, the SAI, and the Declaration of Trust and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Memorandum.
In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.
No guarantee or representation is made that the investment program of the Fund or any Fund Investment (including Portfolio Companies and Portfolio Funds) will be successful, that the various Fund Investments selected will produce positive returns or that the Fund will achieve its investment objective.
MANAGEMENT OF THE FUND
The Board of Trustees
The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of the Board is and will be Independent Trustees. To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.
The Adviser
Pursuant to the Investment Management Agreement, Partners Group (USA) Inc., an investment adviser registered under the Advisers Act, serves as the Fund’s Adviser. Partners Group (USA) Inc. is a Delaware corporation and has its principal address at 1114 Avenue of the Americas, 37th Floor, New York, New York 10036.
The Adviser and its affiliates serve as investment advisers to other funds that have investment programs which are similar to the investment program of the Fund and the Adviser and/or its affiliates may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

Partners Group
The Adviser is an affiliate of Partners Group AG (“Partners Group”), a global private markets investment manager. The parent company of the Adviser and Partners Group (Partners Group Holding AG, ticker: PGHN) is listed on the SIX Swiss Exchange, with a public market capitalization of approximately 6.35 billion Swiss Francs (approximately 6.69 billion U.S. Dollars) as of April 1, 2013.
As of December 31, 2012, Partners Group and its affiliates managed over 38.5 billion U.S. Dollars in direct, secondary and primary private market assets for a wide variety of institutional investors worldwide. The firm employs a broad team of more than 600 people, representing more than 50 nationalities and speaking more than 30 languages. The team is represented through offices in New York, San Francisco, São Paulo, London, Guernsey, Paris, Luxembourg, Munich, Dubai, Singapore, Beijing, Seoul, Tokyo and Sydney, along with Partners Group’s headquarters in Zug, Switzerland. Through various funds and customized investment programs, Partners Group and its affiliates have invested over 3.1 billion U.S. Dollars in more than 170 private markets credits since 2003. The Adviser believes that the Fund will benefit from the experience and resources available through its affiliation with Partners Group.
Adviser Management Team
The personnel who currently have primary responsibility for management of the Fund are:
Scott Essex
Scott Essex is a portfolio manager focusing on private credit investments. His responsibilities include the origination, due diligence, evaluation and monitoring of private credit investment opportunities and assets. In addition, he is the primary relationship manager for private credit and mezzanine managers in the U.S. and represents Partners Group on several fund advisory boards. Prior to joining Partners Group, he was a Vice President with GE Capital Markets, Inc. where he originated, structured, underwrote, priced and executed leveraged debt transactions. Prior to GE, he worked in mergers and acquisitions in the London corporate finance department of Lazard & Co., one the world's preeminent financial advisory firms. He holds an MBA with distinction from the McDonough School of Business at Georgetown University, and a Bachelor of Science in business administration from the University of Vermont.
Jennifer Haas
Jennifer Haas is a portfolio manager focusing on private equity fund investments. Her responsibilities include the origination, due diligence, evaluation and monitoring of private equity fund investments. In particular, she leads venture capital and energy-related investment activities and represents Partners Group on several fund advisory boards. Prior to joining Partners Group, she was responsible for U.S. and European private equity fund investments for Horsley Bridge Partners, a global fund of funds focused on the venture capital and growth equity industries. Prior to Horsley Bridge, she worked in investment banking in the Vector Healthcare Group at Prudential Securities, a leading financial adviser to private and public companies in the healthcare industry. She holds an MBA from INSEAD and a Bachelor of Arts in the political economy of industrial societies from the University of California, Berkeley.
David Layton
David Layton is a portfolio manager focusing on private equity investments in portfolio companies. His responsibilities include the origination, due diligence and monitoring of direct and fund investment opportunities. He serves as a director of several Partners Group portfolio companies and he represents Partners Group on the advisory boards of several private equity funds. He holds a Bachelor of Science from the Marriott School of Management at Brigham Young University.
Brooks Lindberg
Brooks Lindberg is a portfolio manager who leads Partners Group's distribution partners team and formerly led Partners Group’s structuring services team, which develops and structures the firm's various investment products. In this capacity he structured a variety of private equity, debt and real estate funds, separate accounts and specialized investment vehicles for leading investors and distribution partners in the U.S. and Europe. Prior to joining Partners Group, he worked for Paradigm Properties, a Florida-based real estate company, where he was involved in project management for various large multifamily developments. He holds an MBA from the Marriott School of Management at Brigham Young University, where he was named a Hawes Scholar, and a Bachelor of Science in business administration from the University of Florida.

Anthony Shontz
Anthony Shontz is a portfolio manager focusing on private equity fund investments acquired on the secondary market. His responsibilities include the origination, due diligence, evaluation and monitoring of secondary investments. Prior to joining Partners Group, he worked in mezzanine finance at Pacific Private Capital and Prudential Capital Partners in San Francisco. He holds an MBA from the Kellogg School of Management at Northwestern University and a Bachelor of Science in economics from Brigham Young University.
Investment Management Agreement
The Investment Management Agreement became effective as of [●], and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.”  The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board or the Adviser. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report to Shareholders.
The Investment Management Agreement provides that, in the absence of willful misfeasance or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Management Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser’s entitlement to indemnification).
INVESTMENT MANAGEMENT FEE
The Fund pays an Investment Management Fee to the Adviser in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund will pay the Adviser a monthly Investment Management Fee equal to [●]% on an annualized basis of the Fund's average gross assets. The Investment Management Fee is paid to the Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. The Investment Management Fee will be computed as of the last day of each month, and will be due and payable in arrears within fifteen business days after the end of the month.
A portion of the Investment Management Fee may be paid to brokers or dealers that assist in the placement of Shares, including brokers or dealers that may be affiliated with the Adviser.

In addition, the Fund will pay the Adviser an Incentive Fee comprising of two components:  (i) at the end of each calendar quarter, an amount equal to [●]% of the Fund’s realized “pre-incentive fee net investment income” for the immediately preceding quarter is payable to the Adviser; and (ii) at the end of each calendar year, an amount equal to [●]% of the Fund’s realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fee on capital gains is payable to the Adviser. “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses payable to the Administrator, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee and any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation).
PLATFORM MANAGER
[●] (the “Platform Manager”), whose principal business address is [●], acts as the manager of an administrative platform for registered investment companies such as the Fund. Pursuant to an agreement ("Platform Management Agreement") between the Fund and the Platform Manager, the Platform Manager provides various services (“Program Services”) to the Fund, including some or all of the following: (i) overseeing and periodically reviewing the service providers and professional firms that are engaged by the Fund (other than the Adviser) (collectively, “Service Providers”), including but not limited to the Fund’s administrator, accounting agent, transfer agent, custodian, compliance service, auditors, legal counsel, placement agent and insurance carriers; (ii) negotiating terms with Service Providers and/or otherwise securing administrative services for the Fund at favorable rates considering the quality and scope of the services provided; (iii) negotiating insurance coverage for the investment companies using the platform, including the Fund, and allocating the costs of such insurance between such parties; (iv) forming the Board of Trustees for the Fund, and providing for and/or making arrangements for adequate meeting facilities for the Fund’s quarterly and periodic Board meetings as necessary; (v) following relevant industry news, trends, important topics and best practices as they relate to investment products, providers, professional firms, technologies, services and regulatory/legal issues; and (vi) maintaining all books and records of the Fund required by Rule 31a-1 under the Investment Company Act (other than those records being maintained by the Fund’s administrator, custodian or transfer agent) and preserving such records for the periods prescribed therefore by Rule 31a-2 of the Investment Company Act.
In consideration of the Platform Manager providing (or engaging other parties to provide) the Program Services, the Fund will pay the Platform Manager a monthly fee (the “Platform Management Fee”) of up to [●%] of the Fund’s net assets as of each month-end, subject to an annual maximum of [$●]. For purposes of determining the Platform Management Fee payable to the Platform Manager for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Platform Management Fee payable to the Platform Manager for that month. Pursuant to the Platform Management Agreement, the Platform Manager will bear all of its own overhead expenses, including but not limited to rent, salaries, office equipment and communications expenses. In addition, the Platform Manager is responsible for the payment of the compensation and expenses of those Trustees affiliated with the Platform Manager, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.
PLACEMENT AGENT
[●] (the “Placement Agent”), whose principal business address is [●], acts as placement agent to the Fund on a best-efforts basis, subject to various conditions, pursuant to a placement agent agreement (the “Placement Agent Agreement”) between the Fund and the Placement Agent.
Shares are offered with a maximum placement fee of [●]% of the subscription amount. The placement fee will be deducted out of the investor’s subscription amount, and will not constitute part of an investor’s capital contribution to the Fund or part of the assets of the Fund. The Placement Agent may elect to reduce, otherwise modify or waive the Placement Fee with respect to any Shareholder. No placement fee is expected to be charged with respect to investments by the Adviser, its affiliates, and its directors, principals, officers and employees and others in the Placement Agent’s sole discretion.

The Placement Agent is also responsible for selecting and entering into sub-placement agent agreements with brokers and dealers in connection with the offering of Shares and for negotiating the terms of any such arrangements, pursuant to which the Placement Agent may pay some or all of any placement fee to such third parties.
Neither the Placement Agent nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased.
The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into sub-placement agent agreements with the Placement Agent and/or affiliates of the Platform Manager) from time to time in connection with the sale of Shares and/or the services provided to Shareholders. These payments will be made out of the Advisers’ and/or its affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares over other investment options.
Pursuant to the Placement Agent Agreement, the Placement Agent is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws, and (ii) the promotion of the offering of Shares. The Placement Agent Agreement also provides that the Fund will indemnify the Placement Agent and its affiliates and certain other persons against certain liabilities.
ADMINISTRATION
The Fund has retained the Administrator, [●], whose principal business address is [●], to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund:  (i) maintaining a list of shareholders and generally performing all actions related to the issuance and repurchase of interests of such fund, if any, including delivery of trade confirmations and capital statements; (ii) providing certain administrative, clerical and bookkeeping services; (iii) providing transfer agency services, services related to the payment of distributions, and accounting services; (iv) computing the net asset value of the Fund in accordance with U.S. GAAP and procedures defined in consultation with the Adviser; (v) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with U.S. GAAP, quarterly reports of the operations of the Fund and information required for tax returns; (vi) supervising regulatory compliance matters and preparing certain regulatory filings; and (vii) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser.
In consideration for these services, the Fund pays the Administrator a monthly Fund Administration Fee of [$●, or $●] on an annualized basis. In addition, the Fund pays the Administrator a quarterly Fund Net Asset Administration Fee of up to [●%] on an annualized basis of the net assets of the Fund (prior to reduction for any Investment Management Fee or Incentive Fee) as of each month-end. Each of the Administration Fees is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund, and receives a fee for transfer agency services. The Administration Fees and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.
The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the fund that is a party thereto, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to such fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for such fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

CUSTODIAN
[●] (the “Custodian”), whose principal business address is [●], serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian.
FUND EXPENSES
The Fund will pay all of its expenses, or reimburse the Adviser or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund  include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the assessment of prospective investments (whether or not such investments are consummated), investment structuring, corporate actions, travel associated with due diligence and monitoring activities and enforcing the Fund’s rights in respect of the Fund Investments; quotation or valuation expenses; the Investment Management Fee, the Platform Management Fee and the Administration Fees; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside tax or legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; fees and expenses in connection with distributions and the DRIP; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank service fees; costs and expenses relating to any amendment of the Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing this Memorandum, SAIs, and any other sales material (and any supplements or amendments thereto), reports, notices, websites, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Adviser or its affiliates; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up, termination and/or restructuring of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.
“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

The Adviser will bear all of its own routine overhead expenses, including rent, utilities, salaries, office equipment and communications expenses. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Board and officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.
The Adviser and its affiliates may be entitled to receive topping, break-up, monitoring, directors’ organizational, set-up, advisory, investment banking, syndication and other similar fees in connection with the purchase, monitoring or disposition of Fund Investments or from unconsummated transactions. Any such fees earned in respect of the Fund Investments shall be for the benefit of the Fund.
The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, the Incentive Fee and any acquired fund fees and expenses) do not exceed [●]% on an annualized basis (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit. The Expense Limitation Agreement has an initial two-year term, provided that it may be terminated by the Adviser or the Fund at any time that the Fund would not exceed the Expense Limit without giving effect to any Waiver.
The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Shareholder’s account.
VOTING
Each Shareholder will have the right to cast a number of votes, based on the value of such Shareholder’s Shares, at any meeting of Shareholders called by the (i) Board or (ii) Shareholders holding at least a majority of the total number of votes eligible to be cast by all Shareholders. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.
CONFLICTS OF INTEREST
The Fund may be subject to a number of actual and potential conflicts of interest.
Affiliates
The Adviser and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Adviser and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Adviser, its affiliates and their respective clients may themselves invest in securities that would be appropriate for the Fund and may compete with the Fund for investment opportunities. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.
Although the Adviser and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Adviser and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Adviser and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Adviser or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Adviser have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.
Allocation of the Adviser’s and Its Affiliates’ Time
The Fund substantially relies on the Adviser to manage the day-to-day activities of the Fund and to implement the Fund’s investment strategy. The Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to the Fund. For example, the Advisers and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser, its affiliates and their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other advisees of the Adviser and its affiliates. The Adviser and its employees will devote only as much of their time to the Fund’s business as the Adviser and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Adviser, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to the Fund.
Nevertheless, the Fund believes that the members of the Adviser’s senior management and the other key debt finance professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its affiliates and executive officers will devote the time required to manage the business and expect that the amount of time a particular executive officer or affiliate devotes to the Fund will vary during the course of the year and depend on the Fund’s business activities at the given time. Because the Fund has not commenced operations, it is difficult to predict specific amounts of time an executive officer or affiliate will devote to either.
Compensation Arrangements
The Adviser will receive substantial fees from the Fund in return for its services, and these fees could influence the advice provided by the Adviser. Among other matters, the compensation arrangements could affect the Adviser’s judgment with respect to public offerings of equity by the Fund, which allow the Adviser to earn increased Investment Management Fees. In addition, the decision to utilize leverage will increase the Fund’s assets and, as a result, will increase the amount of Investment Management Fees payable to the Adviser.
DISTRIBUTIONS
Subject to the Board’s discretion and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a monthly basis and pay such distributions on a quarterly basis beginning no later than the first calendar quarter after the one-year anniversary of the Fund’s commencement of operations. The Fund will then calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. The Fund intends to make its ordinary distributions in the form of cash, out of assets legally available, unless Shareholders elect to receive distributions in additional Shares under the DRIP. Any distributions reinvested under the DRIP will nevertheless remain taxable to a U.S. Shareholder. The Fund may fund its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund Investments), non-capital gains proceeds from the sale of assets (including Fund Investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Companies and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.”  There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.
The Fund intends to elect to be treated, beginning with the taxable year ending November 30, 2013, and intends to qualify annually, as a RIC under the Code. To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during the taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by a RIC and received by its shareholders in the prior taxable year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of the Code. If a RIC makes a spillover dividend the amounts will be included in IRS Form 1099-DIV for the year the spillover distribution is paid.
The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of the Fund’s borrowings. See “REGULATION” and “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.”
The Fund has adopted an “opt in” dividend reinvestment plan for Shareholders. As a result, if the Fund makes a distribution, then Shareholders will receive distributions in cash unless they specifically “opt in” to the DRIP so as to have their cash distributions reinvested in additional Shares. See “DIVIDEND REINVESTMENT PLAN.”
DIVIDEND REINVESTMENT PLAN
Subject to the Board’s discretion and applicable legal restrictions, it is expected that the Fund will authorize and declare cash distributions on a monthly basis and pay such distributions to Shareholders on a quarterly basis beginning no later than the first calendar quarter after the one-year anniversary of the Fund’s commencement of operations. The Fund has adopted an “opt-in” dividend reinvestment plan (the “DRIP”) pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Shares. Any distributions of the Fund’s Shares pursuant to the DRIP are dependent on the continued registration of the Fund’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the DRIP are free to elect to participate or terminate participation in the DRIP within a reasonable time as specified in the DRIP. If you do not elect to participate in the DRIP, you will automatically receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a cash distribution, then if you have “opted-in” to the DRIP, you will have your cash distributions reinvested in additional Shares, rather than receiving the cash distributions. The Fund expects to coordinate distribution payment dates so that the same price that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase price for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a Shareholder, you may elect to have your entire distribution reinvested in additional Shares by notifying the Administrator, in writing so that such notice is received by the Administrator no later than the record date for distributions to Shareholders. If your Shares are held by a broker or other financial intermediary, you may “opt in” to the DRIP by notifying your broker or other financial intermediary of your election.
There are no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the DRIP. The Fund pays the Administrator’s fees under the DRIP. If you receive your ordinary cash distributions in the form of Shares, you generally are subject to the same U.S. federal, state and local tax consequences as you would be had you elected to receive your distributions in cash.
Your basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to your account. The Fund reserves the right to amend, suspend or terminate the DRIP. The Fund reserves the right to amend, suspend or terminate the DRIP. You may terminate your account under the DRIP by notifying the Administrator at [●], or by calling the Administrator at [●].
All correspondence concerning the DRIP should be directed to the Administrator by mail [●], or by calling the Administrator at [●].
OUTSTANDING SECURITIES
As of the date of this Memorandum there were no outstanding Shares of the Fund.
REPURCHASES OF SHARES
No Right of Redemption
The Fund is not a liquid investment. No Shareholder (or other person holding Shares acquired from a Shareholder) will have the right to require the Fund to redeem its Shares. No public market exists for Shares, and none is expected to develop. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.
Periodic Repurchases
The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders, including the Adviser and its affiliates, pursuant to written tenders by Shareholders.
The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets quarterly on or about [●] (or such earlier or later date as the Board may determine), and thereafter quarterly on or about each January 1, April 1, July 1 and October 1.
Subject to the considerations described above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. The Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.
In determining whether the Fund should offer to repurchase interests therein from its shareholders pursuant to written requests, the Board will consider the recommendation of the Adviser. The Board also may consider the following factors, among others, in determining whether to repurchase Shares and the amount of Shares therein to be repurchased:

•	whether any shareholders of the Fund have requested to tender Shares in the Fund to the Fund;

•	the effect of such repurchases on the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the working capital and liquidity requirements of the Fund;

•	the relative sizes of the repurchase requests and the Fund;

•	the past practice of the Fund in repurchasing Shares in the Fund;

•	the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	the anticipated tax consequences of any proposed repurchases of interests in the Fund; and

•
the Fund’s investment plans, the liquidity of its assets (including fees and costs associated with liquidating Fund Investments), and the availability of information as to the value of its investments.

As described above, in certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund Investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.
As an alternative, during such periods the Board may offer to repurchase Shares at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law (a “Discount Repurchase Offer”). The benefit of any Shares repurchased pursuant to a Discount Repurchase Offer will be for the account of the Fund.
Procedures for Repurchase of Shares
The following is a summary of the procedures expected to be employed by the Fund in connection with the repurchase of Shares.
The Board will determine that the Fund will offer to repurchase Shares pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Shareholders. Shares will be repurchased at their NAV determined as of the Valuation Date (as defined below), after reduction for all fees and expenses of the Fund for all periods through the Valuation Date (including, without limitation, the Investment Management Fee, Platform Management Fees, Administration Fees, any Incentive Fee and any Early Repurchase Fee (as defined below)), any required tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Shares being repurchased (including pursuant to a Discount Repurchase Offer, if applicable). If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.
Payment by the Fund upon a repurchase of Shares will be made in the form of the Promissory Note (as defined below). The Fund does not generally expect to distribute securities (other than the Promissory Note) as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions from Fund Investments in the form of securities that are transferable to the Shareholders. Securities which are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the Declaration of Trust and will be distributed to all tendering Shareholders on a proportional basis. See “CALCULATION OF NET ASSET VALUE; VALUATION.”

In light of liquidity constraints associated with many of the Fund Investments and the fact that the Fund may have to liquidate interests in such investments in order to fund the repurchase of Shares and due to other considerations applicable to the Fund, the Fund expects to employ the following additional repurchase procedures:
•
The value of Shares being repurchased will be determined as of a date, determined by the Board, in its sole discretion, which is approximately 65 days, but in no event earlier than 60 days, after the Expiration Date (the “Valuation Date”), and any such repurchase will be effected as of the day after the Valuation Date (the “Repurchase Date”). As discussed above, and subject to the considerations described above, it is expected that there will be a Repurchase Date on or about each January 1, April 1, July 1 and October 1 beginning on [●] (or such earlier or later date as the Board may determine).

•
As promptly as practicable after the Expiration Date, the Fund will give to each Shareholder whose Shares have been accepted for repurchase a promissory note (the “Promissory Note”) entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date in the manner specified above, of the repurchased Shares. The Promissory Notes will be held by the Administrator on behalf of each such Shareholder. The determination of the value of Shares as of the Valuation Date is subject to adjustment based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which such Valuation Date occurred.

•
The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for, among other things, the following payments. The initial payment in respect of the Promissory Note (the “Initial Payment”) will be in an amount equal to at least 95% of the estimated aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above. The Initial Payment will be made on or before the [tenth] business day after the Repurchase Date, provided that if the Fund elects to liquidate Fund Investments in order to fund repurchases of Shares, the Fund is entitled to postpone the payment in respect of any promissory note delivered thereto until ten business days after the Fund has received at least 95% of the aggregate amount anticipated to be received through pending liquidations of Fund Investments in order to fund repurchases of Shares.

•
The second and final payment in respect of the Promissory Note (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, over (ii) the Initial Payment. It is anticipated that the annual audit of the financial statements of the Fund will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.

•
Notwithstanding anything in the foregoing to the contrary, if a Shareholder, after giving effect to the repurchase, would continue to hold at least 5% of the aggregate value of its Shares as of the Valuation Date, the Final Payment in respect of such repurchase shall be made on or before the 60th day after the Repurchase Date. Such payment shall be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above, based upon information known to the Fund as of the date of the Final Payment, over (ii) the Initial Payment. If, based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Shares were repurchased was incorrect, the Fund shall decrease such Shareholder’s account balance by the amount of any overpayment and redeem from such Shareholder for no additional consideration a number of Shares having a value equal to such amount, or increase such Shareholder’s account balance by the amount of any underpayment and issue to such Shareholder for no additional consideration a number of Shares having an aggregate value equal to such amount, as applicable, in each case as promptly as practicable following the completion of such audits.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances.
Each Shareholder whose Shares have been accepted for repurchase will continue to be a Shareholder of the Fund until the Repurchase Date (and thereafter if the Shareholder retains Shares following such repurchase) and may exercise its voting rights with respect to the repurchased Shares until the Repurchase Date. Moreover, the account maintained in respect of a Shareholder whose Shares have been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Shareholder’s account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.
Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash or (ii) liquid securities (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Shareholders tendering Shares.
Payments for repurchased Shares may require the Fund to liquidate Fund Investments earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover; provided, however, that where the Board determines to make Discount Repurchase Offers as described above, the consequences of such premature liquidation may be wholly or partially mitigated. The Fund may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.
A [●]% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in - first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest capital contribution made by such Shareholder until that capital contribution is decreased to zero, and then from each subsequent capital contribution made by such Shareholder until such capital contribution is decreased to zero. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.
Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Shares. However, the Fund is permitted to allocate to Shareholders whose Shares are repurchased, costs and charges incurred in connection with Fund Investments, if the Adviser determines to liquidate such interests as a result of repurchase tenders by Shareholders and such charges are imposed on the Fund. Additionally, as described above, the Board may offer to repurchase at a discount to net asset value under certain circumstances.
A Shareholder who tenders some but not all of the Shareholder’s Shares for repurchase will be required to maintain a minimum account balance of $100,000. Such minimum account balance requirement may be waived by the Fund, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required account balance is maintained.
In the event that the Adviser or any of its affiliates holds Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.
Mandatory Redemption by the Fund
In accordance with the terms and conditions of the Declaration of Trust, the Fund may cause a mandatory redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that:  (i) such Shareholder or person’s Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Shareholder; (ii) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Shares by such Shareholder may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of Shares; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Shares in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Shareholder.

TRANSFERS OF SHARES
No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only:  (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion).
Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “ELIGIBLE INVESTORS.” Notice of a proposed transfer of a Share must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Fund generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $100,000. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.
Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.
By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, the Platform Manager and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.
CALCULATION OF NET ASSET VALUE; VALUATION
The Fund will calculate its net asset value as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.
The Adviser will oversee the valuation of the Fund Investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”).

The Valuation Procedures provide that investments that are not publicly-traded or whose market prices are not readily available will be valued at fair value as determined in good faith by the Adviser and its affiliates in accordance with the Valuation Procedures. In connection with that determination, the Adviser will prepare Portfolio Company valuations using relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent Portfolio Company financial statements and forecasts, and valuations prepared by third-party valuation services. The fair value of such investments as of each Determination Date ordinarily will be the carrying amount (book value) of the Fund’s interest in such investments as determined by reference to the inputs noted above.
Notwithstanding the above, the Adviser, on behalf of the Fund, may be provided with differing levels of information concerning Portfolio Companies, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. Neither the Board nor the Adviser will be able to confirm independently the accuracy of financial statements, data and other information provided by the Portfolio Companies (which are generally unaudited).
To the extent the Fund holds securities or other instruments that are readily traded, the Fund will generally value such assets as described below. Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Valuation Procedures.
Fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service. Fixed-income securities for which market quotations are not readily available or are believed by the Adviser not to reflect market value will be valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Adviser not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Board has determined to approximate fair value. All other instruments held by the Fund will be valued in accordance with the Valuation Procedures.
If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Adviser not to reflect the market value, the Adviser will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.
The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Investment Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.
Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value and the Fund if the judgments of the Board or the Adviser, regarding appropriate valuations, should prove incorrect.
U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a general summary of certain material U.S. federal income tax consequences applicable to the Fund and to an investment in Shares by U.S. Shareholders (as defined below). This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including an investor who holds Shares as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or to certain investors (e.g., investors subject to the alternative minimum tax, tax-exempt organizations, dealers in securities, pension plans and trusts, financial institutions, certain foreign investors and insurance companies) subject to special treatment under U.S. federal income tax laws. In addition, this summary does not specifically address the special tax consequences that may be applicable to persons who hold interests in partnerships, grantor trusts and other pass-through entities that hold Shares. This summary assumes that investors hold Shares as capital assets (generally, property held for investment).
THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF SHARES.
This summary is based on the Code as in effect on the date of this Memorandum, the U.S. Department of Treasury Regulations promulgated thereunder (the “Treasury Regulations”), rulings of the IRS, and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the IRS or any other U.S. federal, state or local agency with respect to any of the tax issues affecting the Fund. This summary does not discuss any aspects of the U.S. federal estate or gift tax or any state or local or non-U.S. tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership with respect to the Shares generally will depend upon the status of the partner and the activities of the partnership. Partners in partnerships considering an acquisition of Shares should consult their tax advisers with respect to the partnership’s purchase, ownership and disposition of Shares.
Election of the Fund to be Taxed as a RIC
Beginning with its taxable year ending November 30, 2013, the Fund intends to elect, to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level U.S. federal income taxes on any net taxable income that it distributes to its Shareholders from the Fund’s tax earnings and profits. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below).
In addition, as a RIC, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”). A RIC can elect to treat as paid, during the taxable year, certain dividends actually paid by the RIC in the subsequent taxable year. This election affects only the tax treatment of the RIC, as Shareholders generally are taxed on dividends in the year of actual distribution of such dividends. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the RIC and received by Shareholders on December 31 of the year in which the dividend was declared.

Taxation as a Regulated Investment Company
As a RIC, in any fiscal year with respect to which the Fund distributes at least 90% of the sum of the Fund’s: (i) “investment company taxable income,” which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of the Fund’s gross tax exempt interest income over certain disallowed deductions), the Fund (but not the Fund’s Shareholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that the Fund distributes to its Shareholders. The Fund intends to distribute, in cash and/or its Shares, annually, all or substantially all of such income. To the extent that the Fund retains its net capital gains for investment or any investment company taxable income, the Fund will be subject to U.S. federal income tax. The Fund may choose to retain its net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax (described below).
The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.”  In that case, among other consequences, the Fund will pay tax on the retained amount each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and the Shareholders will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder’s cost basis for its Shares. Since the Fund expects to pay tax on any retained net capital gains at the Fund’s regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a Shareholder’s liability for U.S. federal income tax. A Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”  The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.
The Fund will be subject to a 4% nondeductible U.S. federal excise tax (the “Excise Tax”) on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of the Fund’s net ordinary income for each calendar year, (2) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which the Fund paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the Excise Tax, sufficient amounts of the Fund’s taxable income and capital gains may not be distributed to avoid entirely the imposition of the Excise Tax. In that event, the Fund will be liable for the Excise Tax only on the amount by which the Fund does not meet the Excise Tax Avoidance Requirement.
In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:
•
derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities; and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

o
at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer; and

o
no more than 25% of the value of the Fund’s assets are invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” (the “Diversification Tests”).

For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. The Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.
Because any original issue discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its Shareholders in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may have to sell some of the Fund Investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
In the event the Fund owns equity interests in operating businesses conducted in “pass-through” form (i.e., as a partnership for U.S. federal income tax purposes), income from such equity interests may not qualify for purposes of the RIC 90% gross income test and, as a result, the Fund may be required to hold such interests through a subsidiary corporation. In such a case, any income from such equity interests should not adversely affect the Fund’s ability to meet the source-of-income requirement, although such income generally would be subject to U.S. federal income tax, which the Fund would indirectly bear through its ownership of such subsidiary corporation.
Although the Fund does not presently expect to do so, the Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the Investment Company Act, the Fund is not permitted to make distributions to its Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet the Fund’s distribution requirements may be limited by (i) the illiquid nature of the Fund’s portfolio and/or (ii) other requirements relating to the Fund’s qualification as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.
Fund Investments
Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may decide to make certain tax elections, may be required to borrow money, or may be required to dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Investments the Fund makes in securities issued at a discount or providing for deferred interest or paid-in-kind interest are subject to special tax rules that will affect the amount, timing, and character of distributions to the Fund’s Shareholders. For example, with respect to securities issued at a discount, the Fund will generally be required to accrue daily, as income, a portion of the discount and to distribute such income each year to maintain the Fund’s qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances the Fund may recognize income before or without receiving cash representing such income, the Fund may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, the Fund may have to sell some of its investments at times the Fund would not consider advantageous, raise additional debt or equity capital, or reduce new investment originations to meet these distribution requirements. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thereby be subject to corporate-level income tax.
In the event the Fund invests in foreign securities, the Fund may be subject to withholding and other foreign taxes with respect to those securities. The Fund does not expect to satisfy the requirement to pass through to the Fund’s Shareholders their share of the foreign taxes paid by the Fund.
The Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes). Thus, it is possible that one or more such entities in which the Fund invests could be treated under the Code and Treasury Regulations as a “passive foreign investment company” or a “controlled foreign corporation.”  The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash and make distributions with respect to such income in order to maintain the Fund’s qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. Under certain circumstances an investment in a passive investment company could result in a tax to the Fund and/or an increase in the amount of taxable distributions by the Fund.
Failure to Qualify as a RIC
If the Fund failed to satisfy the annual RIC 90% gross income test or the Diversification Tests for any quarter of a taxable year, the Fund might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund failed to qualify for treatment as a RIC and such relief provisions did not apply, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate U.S. federal income tax rates (and the Fund also would be subject to any applicable state and local taxes), regardless of whether the Fund made any distributions to Shareholders. The Fund would not be able to deduct distributions to its Shareholders, nor would the Fund be required to make distributions to its Shareholders for U.S. federal income tax purposes. Any distributions the Fund made generally would be taxable to its U.S. Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum U.S. federal income tax rate applicable to individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.
Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized during the 10-year period after its requalification as a RIC, unless it made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of its requalification as a RIC. The Fund may decide to be taxed as a regular corporation (thereby becoming subject to U.S. federal income and other taxes as set forth above) even if it would otherwise qualify as a RIC if it determines that treatment as a corporation for a particular year would be in its best interests.

Taxation of Shareholders
A “U.S. Shareholder” generally is a beneficial owner of Shares which is for U.S. federal income tax purposes:
•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state or the District of Columbia;

•
a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity treated as a partnership for U.S. federal income tax purposes.
Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by the Fund to non-corporate Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such Qualifying Dividends may be eligible for a reduced rate of U.S. federal income tax. In this regard, it is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced rate applicable to Qualifying Dividends. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum U.S. federal income tax rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. Shareholder’s holding period for its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such Shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.
In the event that the Fund retains any net capital gains, the Fund may designate the retained amounts as undistributed capital gains in a notice to the Fund’s Shareholders. If a designation is made, Shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate U.S. federal income tax paid by the Fund. In addition, the tax basis of Shares owned by a U.S. Shareholder would be increased by an amount equal to the difference between: (i) the amount included in the U.S. Shareholder’s income as long-term capital gains and (ii) the U.S. Shareholder’s proportionate share of the corporate U.S. federal income tax paid by the Fund.
For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of distributions paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Fund and received by the Fund’s U.S. Shareholders on December 31 of the year in which the distribution was declared.

A Shareholder participating in the DRIP will be taxed on the amount of such distribution in the same manner as if such Shareholder had received such distribution in cash. Any stock received in a purchase under the DRIP will have a holding period for tax purposes commencing on the day following the day on which Shares are credited to a Shareholder’s account.
A Shareholder generally will recognize taxable gain or loss if the Shareholder sells or otherwise disposes of its Shares. The amount of gain or loss will be measured by the difference between such Shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the Shareholder has held his, her or its Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
In general, individual U.S. Shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
The Code requires the Fund to report Shareholders’ cost basis, gain/loss, and holding period to the IRS on IRS Form 1099s when “covered” securities are sold. For purposes of these reporting requirements, all of the Fund’s Shares acquired by non-tax exempt Shareholders, including those acquired through DRIP, will be considered “covered” securities. The Fund intends to choose FIFO (“first-in, first-out”) as the Fund’s default tax lot identification method for all Shareholders. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing transaction prices, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method “covered” securities will be reported on your IRS Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so from the time you are admitted as a Shareholder up through and until the sale of the “covered” securities. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.”  You are encouraged to refer to the appropriate Treasury Regulations or consult your tax advisor with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method.
The Fund will send to each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for preferential rates). Distributions paid by the Fund generally will not be eligible for the dividends received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

The Fund will not be treated as a “publicly offered regulated investment company” until either (i) its Shares are held by at least 500 persons at all times during a taxable year or (ii) its Shares are regularly traded on an established securities market. The Fund will not be treated as a publicly offered regulated investment company for its taxable year ending November 30, 2013, and no assurance can be given that it will be treated as a publicly offered regulated investment company in any future year. If the Fund is not treated as a publicly offered regulated investment company for any calendar year, each U.S. Shareholder that is an individual, trust or estate will be treated as having received a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of the Investment Management Fee and Incentive Fee paid to the Adviser and certain of the Fund’s other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. Shareholder. Miscellaneous itemized deductions generally are deductible by a U.S. Shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. Shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. Shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code.
The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 28%, from all distributions to any non-corporate U.S. Shareholder (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies the Fund that such Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.
A U.S. Shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to the Shares, and net gain attributable to the disposition Shares (in each case, unless such Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.
Under applicable Treasury Regulations, if a U.S. Shareholder recognizes a loss with respect to its Shares of $2,000,000 or more for a non-corporate U.S. Shareholder or $10,000,000 or more for a corporate U.S. Shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
U.S. Shareholders should consult their tax advisers with respect to the U.S. federal, state, local and non-U.S. tax consequences of the purchase, ownership and disposition of Shares, including applicable tax reporting obligations.
THE TAX AND OTHER MATTERS DESCRIBED IN THIS MEMORANDUM DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS. EACH INVESTOR SHOULD CONSULT ITS TAX ADVISER AS TO THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SHARES, INCLUDING APPLICABLE TAX REPORTING OBLIGATIONS.
ELIGIBLE INVESTORS
Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act and a “qualified client” within the meaning of Rule 205-3 under the Advisers Act. The criteria for qualifying as an “accredited investor” and a “qualified client” are set forth in the subscription documents that must be completed by each prospective investor.

PURCHASING SHARES
Purchase Terms
The minimum initial investment in the Fund by any investor is $1,000,000, and the minimum additional investment in the Fund by any Shareholder is $100,000. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have interests aggregated to meet these minimums, so long as denominations are not less than $50,000 and incremental contributions to those interests are not less than $10,000. The purchase price of Shares sold on the Initial Closing will be $10.00 per Share and thereafter the purchase price for Shares will be based on the net asset value per Share as of the date such Shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.
Shares will generally be offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time, including, without limitation, in the event that the Fund has suspended or terminated offerings of Shares.
Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due (i) four business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar month (the “Acceptance Date”), where funds are remitted by wire transfer, or (ii) ten business days prior to the Acceptance Date, where funds are remitted by check. A prospective investor must also submit a completed investor certification at least five business days before the Acceptance Date. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares of the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed investor certification are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and investor certification for processing in the next offering.
Pending any offering, funds received from prospective investors will be placed in an escrow account with [●], the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such escrow account will be paid to the Fund and allocated pro-rata among Shareholders.
ADDITIONAL INFORMATION
Applicability of Investment Company Act Limitations
The Fund Investments are not subject to the Fund’s investment restrictions and, unless registered under the Investment Company Act, are generally not subject to any investment limitations under the Investment Company Act or the Code.
Futures Transactions
The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1974, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. In February 2012, the Commodity Futures Trading Commission (the “CFTC”) adopted certain regulatory changes that will subject the adviser of an investment company to registration as a Commodity Pool Operator (“CPO”) if the investment company is unable to comply with certain trading and marketing limitations.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s position in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the net asset value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions).  In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.
Pursuant to regulations and/or published positions of the SEC, the Fund may also be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.
TERM, DISSOLUTION AND LIQUIDATION
The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.
REPORTS TO SHAREHOLDERS
The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be sent reports regarding the Fund’s operations each quarter.
FISCAL YEAR
The Fund’s fiscal year is the 12-month period ending on December 31. The Fund’s taxable year is the 12-month period ending on November 30.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL
The Board has selected [●], as the independent registered public accountants of the Fund.
Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees of the Fund.
King & Spalding LLP, 1185 Avenue of the Americas, New York, NY 10035, serves as special tax counsel to the Fund.

INQUIRIES
Inquiries concerning the Fund and the Shares (including procedures for purchasing Shares) should be directed to:  Shareholder Services, Partners Group (USA) Inc. at 1-877-748-7209.

TABLE OF CONTENTS OF SAI
Page
INVESTMENT POLICIES AND PRACTICES	1
FUNDAMENTAL POLICIES	1
PORTFOLIO FUNDS	2
BOARD OF TRUSTEES AND OFFICERS	5
CODES OF ETHICS	8
INVESTMENT MANAGEMENT AND OTHER SERVICES	9
BROKERAGE	11
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	11
CUSTODIAN	11
PROXY VOTING POLICIES AND PROCEDURES	12
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	12

(This page intentionally left blank)

APPENDIX A

A-1

STATEMENT OF ADDITIONAL INFORMATION

Partners Group Private Credit (Master Fund)

Dated July 8, 2013

c/o Partners Group (USA) Inc.
1114 Avenue of the Americas
37th Floor
New York, NY  10036
Shares of Beneficial Interest

1-877-748-7209

This Statement of Additional Information (“SAI”) is not an offering memorandum.  This SAI relates to and should be read in conjunction with the confidential private placement memorandum (the “Memorandum”) of Partners Group Private Credit (Master Fund) (the “Fund”) dated July 8, 2013, as it may be further amended or supplemented from time to time.  A copy of the Memorandum may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

The information in this SAI is not complete and may be changed.  This SAI is not an offer to sell shares of beneficial interest in the Fund (“Shares”) and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Memorandum.

TABLE OF CONTENTS

Page

INVESTMENT POLICIES AND PRACTICES	1
FUNDAMENTAL POLICIES	1
PORTFOLIO FUNDS	2
BOARD OF TRUSTEES AND OFFICERS	5
CODES OF ETHICS	8
INVESTMENT MANAGEMENT AND OTHER SERVICES	9
BROKERAGE	11
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	11
CUSTODIAN	11
PROXY VOTING POLICIES AND PROCEDURES	12
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	12

INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Memorandum.  Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.  At the present time the Shares are the only outstanding voting securities of the Fund.  As defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders of the Fund, duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding  Shares are  present in  person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less.  No other policy is a fundamental policy of the Fund, except as expressly stated.  Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action.  The Fund:

(1)
May issue any senior security to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)	May borrow money to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority.

(3)
May not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

(4)
May make loans to the extent permitted under the Investment Company Act, including through purchasing fixed-income securities (including whole loans, whether senior or subordinated, “PIK” securities, other mezzanine securities or participations in any of the foregoing), lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund.

(5)	May purchase, hold or deal in real estate to the extent permitted by the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority.

(6)	May invest in commodities and commodity contracts to the extent permitted under the Investment Company Act.

(7)
May not invest 25% or more of the value of its total assets in the securities of issuers that the Adviser determines are engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation.

With respect to these investment restrictions and other policies described in this SAI or the Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

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PORTFOLIO FUNDS

This section discusses certain risks related to the fact that the Fund may invest in Portfolio Funds.

Portfolio Funds Not Registered

The Fund is registered as an investment company under the Investment Company Act.  The Investment Company Act is designed to afford various protections to investors in pooled investment vehicles.  For example, the Investment Company Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons, and requires that the investment company’s operations be supervised by a board of managers, a majority of whose members are independent of management.  The Fund is itself subject to these restrictions.  However, most of the Portfolio Funds in which the Fund invests are not subject to the provisions of the Investment Company Act.  Many Portfolio Fund Managers may not be registered as investment advisers under the Advisers Act.  As an indirect investor in the Portfolio Funds managed by Portfolio Fund Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

The Portfolio Funds generally are exempted from regulation under the Investment Company Act because they permit investment only by investors who meet very high thresholds of investment experience and sophistication, as measured by net worth.  The Fund’s investment qualification thresholds are generally lower.  As a result, the Fund provides an avenue for investing in Portfolio Funds that would not otherwise be available to certain investors.  This means that investors who would not otherwise qualify to invest in largely unregulated vehicles will have the opportunity to make such an investment through the Fund.

In addition, the Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules.  A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company.  The Portfolio Funds in which the Fund will invest may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies, or may not use a custodian to hold their assets.  Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Portfolio Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies.  There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use.  There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund Managers will be protected.

Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s indirect investments in the Portfolio Funds than might normally be available through investments in registered investment company vehicles.

Portfolio Funds Are Generally Non-Diversified

While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits.  Portfolio Funds may at certain times hold large positions in a relatively limited number of investments.  Portfolio Funds may target or concentrate their investments in particular markets, sectors, or industries.  Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings.  As a result, the net asset values of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the net asset values of the Fund.

2

Portfolio Funds’ Securities Are Generally Illiquid

The securities of the Portfolio Funds in which the Fund invests or plans to invest will generally be illiquid.  Subscriptions to purchase the securities of Portfolio Funds are generally subject to restrictions or delays.  Similarly, the Fund may not be able to dispose of Portfolio Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Portfolio Fund interests, the Fund might obtain a less favorable price than that which prevailed when it acquired or subscribed for such interests, and this may negatively impact the net asset value of the Fund.

Portfolio Fund Operations Not Transparent

The Adviser does not control the investments or operations of the Portfolio Funds.  A Portfolio Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Adviser and that involve risks that are not anticipated by the Adviser.  Some Portfolio Fund Managers may have a limited operating history and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Fund.  Furthermore, there is no guarantee that the information given to the Administrator and reports given to the Adviser with respect to the Fund Investments will not be fraudulent, inaccurate or incomplete.

Valuation of the Fund’s Interests in Portfolio Funds

The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds which valuations are generally not audited.  A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers.  In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds.  No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund.  As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts.

A Portfolio Fund Manager’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error.  In any case, the Fund may not uncover errors for a significant period of time.  Even if the Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.  In such a case, the Portfolio Fund Manager’s valuations of such interests could remain subject to such fraud or error, and the Adviser may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by Portfolio Fund Managers could have a material adverse effect on the Fund if the Portfolio Fund Manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect.  Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.

Multiple Levels of Fees and Expenses

Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund.  By investing in Portfolio Funds indirectly through the Fund, the investor bears asset-based and performance-based fees charged by the Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level.  Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things, offering expenses, operating costs, sales charges, brokerage transaction expenses, management fees, servicing fees, administrative and custody fees, and tender offer expenses) and, indirectly, similar expenses of the Portfolio Funds.  Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Portfolio Fund directly or in a closed-end fund which did not invest through Portfolio Funds.

3

Each Portfolio Fund generally will be subject to a performance-based fee or allocation irrespective of the performance of other Portfolio Funds and the Fund generally.  Accordingly, a Portfolio Fund Manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its Shareholders, even if the overall performance of the Fund is negative.  Generally, asset-based fees payable to Portfolio Fund Managers of the Portfolio Funds will range from 1% to 2.5% (annualized) of the commitment amount of the Fund’s investment, and performance-based fees or allocations are typically 20%, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers.  The performance-based compensation received by a Portfolio Fund Manager also may create an incentive for that Portfolio Fund Manager to make investments that are riskier or more speculative than those that it might have made in the absence of such performance-based compensation.

Inability to Vote

To the extent that the Fund owns less than 5% of the voting securities of each Portfolio Fund, it may be able to avoid that any such Portfolio Fund is deemed an “affiliated person” of the Fund for purposes of the Investment Company Act (which designation could, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Fund and other clients of the Adviser).  To limit its voting interest in certain Portfolio Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Portfolio Fund.  These voting waiver arrangements may increase the ability of the Fund and other clients of the Adviser to invest in certain Portfolio Funds.  However, to the extent the Fund contractually forgoes the right to vote the securities of a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of such Portfolio Fund’s investors, including matters which may be adverse to the Fund’s interests.

There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in certain situations where the Fund owns less than 5% of the voting securities of a Portfolio Fund.  If the Fund is considered to be affiliated with a Portfolio Fund, transactions between the Fund and such Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Consortium or Offsetting Investments

The Portfolio Fund Managers may invest in consortia, which could result in increased concentration risk where multiple Portfolio Funds in the Fund’s portfolio each invest in a particular underlying company.  In other situations, Portfolio Funds may hold economically offsetting positions.  To the extent that the Portfolio Fund Managers do, in fact, hold such offsetting positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions.  In addition, Portfolio Fund Managers are compensated based on the performance of their portfolios.  Accordingly, there often may be times when a particular Portfolio Fund Manager may receive incentive compensation in respect of its portfolio for a period even though the Fund’s net asset values may have decreased during such period.  Furthermore, it is possible that from time to time, various Portfolio Fund Managers selected by the Adviser may be competing with each other for investments in one or more markets.

Limitations on Ability to Invest in Portfolio Funds

Certain Portfolio Fund Managers’ investment approaches can accommodate only a certain amount of capital.  Portfolio Fund Managers typically endeavor not to undertake to manage more capital than such Portfolio Fund Manager’s approach can accommodate without risking a potential deterioration in returns.  Accordingly, each Portfolio Fund Manager has the right to refuse to manage some or all of the Fund’s assets that the Adviser may wish to allocate to such Portfolio Fund Manager.  Further, continued sales of Shares would dilute the indirect participation of existing Shareholders with such Portfolio Fund Manager.

4

In addition, it is expected that the Fund will be able to make investments in particular Portfolio Funds only at certain times, and commitments to Portfolio Funds may not be accepted (in part or in their entirety). As a result, the Fund may hold cash or invest any portion of its assets that is not invested in Portfolio Funds in cash equivalents, short-term securities or money market securities pending investment in Portfolio Funds.  To the extent that the Fund’s assets are not invested in Portfolio Funds and/or Portfolio Companies, the Fund may be unable to meet its investment objectives.

Indemnification of Portfolio Funds and Portfolio Fund Managers

The Fund may agree to indemnify certain of the Portfolio Funds and the Portfolio Fund Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Portfolio Funds or direct investments.  If the Fund were required to make payments (or return distributions received from such Portfolio Funds) in respect of any such indemnity, the Fund could be materially adversely affected.

Termination of the Fund’s Interest in a Portfolio Fund

A Portfolio Fund may, among other things, terminate the Fund’s interest in that Portfolio Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Portfolio Fund or if the continued participation of the Fund in the Portfolio Fund would have a material adverse effect on the Portfolio Fund or its assets.

BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Maryland and the Fund’s agreement and declaration of trust (“Declaration of Trust”).  The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its shareholders, including the authority to establish policies regarding the management, conduct and operation of its business.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.  The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold interests therein.  A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration.  A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy.  A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of shareholders of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders of the Fund.  In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the shareholders of the Fund.  The Board may call a meeting of Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders cease to constitute a majority of the Trustees then serving on the Board of Trustees of the Fund.

5

INDEPENDENT TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER
None.	N/A	N/A	N/A	N/A

INTERESTED TRUSTEES AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE OR OFFICER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER
Brooks Lindberg Year of Birth:1972 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Trustee	Since Inception	Partner, Partners Group (2008-Present); Partners Group (2002-Present); Director, Partners Group (USA), Inc. (2008-Present); Director, Partners Group Real Estate LLC (2008-2012); Manager, Partners Group Private Equity (Master Fund), LLC.	2
Scott Higbee Year of Birth:1973 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	President	Since Inception	Partner, Partners Group (2006-Present); Partners Group (2001-Present); Director, Partners Group (USA), Inc. (2006-Present); Director, Partners Group Real Estate LLC (2007-2012).	2
Robert Collins Year of Birth:1976 c/o Partners Group (USA) Inc. 1114 Avenue of the Americas 37th Floor New York, NY 10036	Chief Financial Officer	Since Inception	Managing Director, Partners Group (2012-Present); Partners Group (2005-Present).	2

6

The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity.  Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

[●].  [●] has been a Trustee since the Fund’s inception.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board.  The Fund has engaged the Adviser to manage the Fund on a day-to-day basis.  The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Declaration of Trust.  The Board is currently composed of [●] members, [●] of whom are Independent Trustees.  The Board will meet in-person at regularly scheduled meetings four times each year.  In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility.  The Independent Trustees will meet with their independent legal counsel in-person prior to and during each quarterly in-person board meeting.  As described below, the Board has established an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed [●], an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings.  The Chairman serves as a key point person for dealings between management and the Trustees.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms will form of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs.  The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each of the Adviser and other service providers has its own independent interests in risk management, and its policies and methods of risk management will depend on its functions and business models.  The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board will require senior officers of the Fund, including the President, Chief Financial Officer and Chief Compliance Officer (“CCO”) and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters.  The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, platform manager and administrator, distributor, sub-administrator and securities lending counterparty.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

7

Committees of the Boards of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board.  In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit.  The Audit Committee currently consists of each of the Fund’s Independent Trustees.  As the Fund is recently organized, the Audit Committee has not held any meetings during the last fiscal year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund.  The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election.  In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholders held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee.  The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate.  With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities.  The Nominating Committee currently consists of each of the Fund’s Independent Trustees.  As the Fund is recently organized, the Nominating Committee did not meet during the last fiscal year.

Trustee Ownership of Securities

The Fund has not yet commenced operations.  Therefore, none of the Trustees owns Shares of the Funds or any securities of the other portfolios in the fund complex.

Independent Trustee Ownership of Securities

As of [●], none of the Independent Trustees (or their immediate family members) owned securities of the Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund will pay each Independent Trustee a retainer of $[●] per year.  In addition, the Fund will pay an additional retainer of $[●] per year (i) to the Chairman of the Board ([●]) and (ii) to the Chairman of the Audit Committee ([●]).  The Independent Trustees do not receive any pension or retirement benefits.

Trustees that are interested persons will be compensated by the Adviser and/or its affiliates and will not be separately compensated by the Fund.

CODES OF ETHICS

The Fund and the Adviser each has adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund and the Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund.  The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls.  Compliance with the codes of ethics is carefully monitored and enforced.

8

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC  20549-0102.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

Partners Group (USA) Inc. (the “Adviser”), a Delaware corporation, serves as the investment adviser to the Fund.  The Adviser is registered with the SEC under the Advisers Act.  Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets.  The Adviser provides such services to the Fund pursuant to the Investment Management Agreement.

The Investment Management Agreement became effective as of [●], and will continue in effect for an initial two-year term.  Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval.  A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be included in the Fund’s first annual or semi-annual report.

The Fund will pay an Investment Management Fee to the Adviser in consideration of the advisory and other services provided by the Adviser to the Fund.  Pursuant to the Investment Management Agreement, the Fund will pay the Adviser a monthly Investment Management Fee equal to [●]% on an annualized basis of the Fund’s average gross assets.  The Investment Management Fee will be paid to the Adviser out of the Fund’s assets and will decrease the net profits or increase the net losses of the Fund.  The Investment Management Fee will be computed as of the last day of each month, and will be due and payable in arrears within fifteen business days after the end of the month.

In addition, the Fund will pay the Adviser an Incentive Fee comprising of two components:  (i) at the end of each calendar quarter, an amount equal to [●]% of the Fund’s realized “pre-incentive fee net investment income” for the immediately preceding quarter is payable to the Adviser; and (ii) at the end of each calendar year, an amount equal to [●]% of the Fund’s realized capital gains on a cumulative basis from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fee on capital gains is payable to the Adviser.  “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses payable to the Administrator, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee and any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation).

The Adviser, at its expense, pays the Placement Agent a fee for certain placement agent-related services, including licensing employees of the Adviser as registered representatives of the Placement Agent to facilitate marketing of Shares to financial intermediaries.

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The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, the Incentive Fee and any acquired fund fees and expenses) do not exceed [●]% on an annualized basis (the “Expense Limit”).  For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit.  The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party.

The Portfolio Management Team

The personnel of the Adviser who will initially have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Management Team”) are Scott Essex, Jennifer Haas, David Layton, Brooks Lindberg, and Anthony Shontz.

Other Accounts Managed by the Portfolio Management Team(1)

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Scott Essex	Zero accounts	Zero accounts	Zero accounts	One account with a value of $593.0	Zero accounts	Seven accounts with a value of $653.3 million
Jennifer Haas	Zero accounts	Zero accounts	Zero accounts	One account with a value of $593.0	Zero accounts	Seven accounts with a value of $653.3 million
David Layton	Zero accounts	Zero accounts	Zero accounts	One account with a value of $593.0	Zero accounts	Seven accounts with a value of $653.3 million
Brooks Lindberg	Zero accounts	Zero accounts	Zero accounts	One account with a value of $593.0	Zero accounts	Fourteen accounts with a value of $1,551.9 million
Anthony Shontz	Zero accounts	Zero accounts	Zero accounts	One account with a value of $593.0	Zero accounts	Seven accounts with a value of $653.3 million

(1)	Estimate as of December 31, 2012.

Conflicts of Interest

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles.  Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees.  The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner.  The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner.  To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

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Compensation of the Portfolio Management Team

The Adviser is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding.  Partners Group Holding is a majority employee-owned limited liability company.  The ownership structure is designed to motivate and retain employees.

The Portfolio Management Team and other employees of the Adviser are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team based performance.  Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity.  Accordingly, the vesting parameters of equity incentives are rather stringent.  Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest.  As a result, the Adviser believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

Portfolio Management Team’s Ownership of Securities in the Fund

Name of Portfolio Management Team Member:	Dollar Range of Securities Beneficially Owned by Portfolio Management Team member(1):
Not Applicable	None

(1)	As of [●].

BROKERAGE

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities.  The Fund anticipates that some of its portfolio transactions may be subject to expenses.  The Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund may be conducted through affiliates of the Adviser as permitted under the Investment Company Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

[●], of [●], has been selected as independent registered public accountants for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

King & Spalding LLP, 1185 Avenue of the Americas, New York, NY 10036, serves as special tax counsel to the Fund.

CUSTODIAN

[●] (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act.  Assets of the Fund are not held by the Adviser, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian’s principal business address is [●].

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PROXY VOTING POLICIES AND PROCEDURES

The Fund intends to invest in a diversified portfolio of predominantly credit-related opportunities, including but not limited to, senior secured loans, second lien secured loans and subordinated debt, generally issued by privately owned companies. The Fund’s investments do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is expected to be substantially less than that encountered in connection with registered equity securities. To the extent that the Fund receives notices or proxies from Portfolio Companies (or receives proxy statements or similar notices in connection with any other portfolio securities), the Fund has delegated proxy voting responsibilities with respect to the Fund’s portfolio securities to the Adviser.

Proxy proposals and all corporate actions received by the Adviser will be reviewed by the Adviser and voted in the best interest of the Fund.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of the Fund, shall be formalized in writing.  In addition, the Adviser may choose note to vote proxies or corporate actions in certain situations, such as: (i) where the Fund has informed the Adviser that it wishes to retain the right to vote the proxy or corporate action; (ii) where the Adviser deems the cost of voting would exceed any anticipated benefit to the Fund; or (iii) where a proxy or corporate action is received by the Adviser for a security it no longer manages on behalf of the Fund.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year.  The Fund’s Forms N-PX filing will be available:  (i) without charge, upon request, by calling the Fund at 1-877-591-4656 or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of [●], 2013, there were no record or beneficial owners of 5% or more of the Shares.

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PART C:
OTHER INFORMATION

Partners Group Private Credit (Master Fund) (the “Registrant”)

Item 25.  Financial Statements and Exhibits

(1)	Financial Statements:

Not applicable.

(2)	Exhibits

(a)(1)	Agreement and Declaration of Trust to be filed by amendment.

(a)(2)	Certificate of Trust is filed herewith.

(b)	By-Laws to be filed by amendment.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1), (b).

(e)	Not applicable.

(f)	Not applicable.

(g)	Investment Management Agreement to be filed by amendment.

(h)	Placement Agent Agreement to be filed by amendment.

(i)	Not applicable.

(j)	Custody Agreement to be filed by amendment.

(k)(1)	Administration, Fund Accounting and Recordkeeping Agreement to be filed by amendment.

(k)(2)	Escrow Agreement to be filed by amendment.

(k)(3) Platform Management Agreement to be filed by amendment.

(k)(4)	Fund Servicing Agreement to be filed by amendment.

(k)(5)	Expense Limitation and Reimbursement Agreement to be filed by amendment.

(k)(6)	Joint Insured Bond Agreement to be filed by amendment.

(k)(7)	Joint Liability Insurance Agreement to be filed by amendment.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant to be filed by amendment.

(r)(2)	Code of Ethics of Partners Group (USA) Inc. to be filed by amendment.

Item 26.  Marketing Arrangements

Not applicable.

Item 27.  Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$[ ]
Legal fees	$[ ]
Printing fees	$[ ]
Blue Sky fees	$[ ]
Accounting fees	$[ ]

Total	$[ ]

Item 28.  Persons Controlled by or Under Common Control With Registrant

The Board of Trustees of the Registrant is identical to the board of trustees and/or board of managers of certain other funds.  Nonetheless, the Registrant takes the position that it is not under common control with the other funds since the power residing in the respective boards arises as a result of an official position with the respective funds.

Item 29.  Number of Holders of Securities

Title of Class	Number of Shareholders*
Shares	0

* As of [_____], 2013.

Item 30.  Indemnification

Sections 8.1-8.4 of Article VIII of the Registrant’s Agreement and Declaration of Trust states:

Section 8.1
Limitation of Liability.  Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust.  Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 8.2
Indemnification.  The Trust shall indemnify each of its Trustees and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”).  Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and (b) either (i) such Covered Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 8.3
Indemnification Determinations.  Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4
Indemnification Not Exclusive.  The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled.  As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Additionally, the Registrant’s various agreements with its service providers contain indemnification provisions.

Item 31.  Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, Partners Group (USA) Inc. (the “Adviser”) together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-68463), and is incorporated herein by reference.

Item 32.  Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Administrator, (2) the Registrant, and/or (3) the Registrant’s counsel.  The address of each is as follows:

1.	UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233

2.	Partners Group Private Credit (Master Fund)
c/o Partners Group (USA) Inc.
1114 Avenue of the Americas, 37th Floor
New York, NY 10036

3.	Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA  19103-6996

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York on the 8th day of July, 2013.

Partners Group Private Credit (Master Fund)

By:	/s/ Scott Higbee
Name: Scott Higbee
Title: President

By:	/s/ Robert Collins
Name: Robert Collins
Title: Chief Financial Officer

Exhibit Index

(a)(2)	Certificate of Trust